EXHIBIT 10.1

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PURCHASE AND SALE AGREEMENT

(Legends Property)

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This PURCHASE AND SALE AGREEMENT (“Agreement”) is made and entered into as of this 10th day of May, 2023 (the “Effective Date”), by and between, WOLFF-HARVARD VENTURES, LLC, a Delaware limited liability company, whose address is 17700 N Pacesetter Way, Suite 100, Scottsdale, Arizona 85255 (“Seller”), and MESA COBRE HOLDING CORPORATION, a Delaware corporation, with an address of 501 N. Florence St., Suite 102 Casa Grande, Arizona 85122 (“Buyer”). Buyer and Seller may be collectively referred to herein as the “Parties”.

RECITALS

 WHEREAS, Seller owns the surface estate within certain real property situated in Pinal County, State of Arizona, consisting of approximately 6,205 acres, more or less, as more particularly described and generally depicted in Exhibit A attached hereto (the “Real Property”), together with any and all (a) buildings, improvements and fixtures thereon (collectively, if any, the “Improvements”), (b) all water rights, water shares or other water interests (if any) used on or appurtenant to the Real Property (the “Water Rights”), including, but not limited to, those water rights listed in Exhibit A, (c) any intangible property owned by Seller and relating solely and specifically to the Subject Property, including any transferable licenses, permits, approvals, certificates of occupancy, or entitlements (the “Intangible Property”), and (d) other rights and interests appurtenant to the Real Property, including all surface access rights. The Real Property, the Improvements, the Water Rights, the Intangible Property and any rights and appurtenances thereto, if any, are collectively referred to herein as the “Subject Property.”

 WHEREAS, Seller’s predecessor and Buyer entered into that certain Surface Use Agreement dated August 3, 2021 (the “Surface Use Agreement”).

 WHEREAS, Seller and Buyer entered into that certain Revised Offer Letter dated March 24, 2023, and accepted by March 24, 2023 (the “Offer Letter”) relating to the acquisition of Subject Property.

 WHEREAS, Buyer desires to acquire the Subject Property from Seller and Seller desires to convey the Subject Property to Buyer, all in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Seller and Buyer agree as follows:

1. Sale and Purchase. Subject to and upon the terms and conditions of this Agreement, Seller hereby agrees to transfer and convey to Buyer, and Buyer hereby agrees to acquire from Seller, the Subject Property.

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2. Purchase Price. The aggregate amount to be paid by Buyer for the acquisition of the Subject Property in accordance with the terms and conditions of this Agreement shall be ONE HUNDRED AND TWENTY MILLION FOUR HUNDRED AND NINETY-SEVEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($120,497,500.00) (the “Purchase Price”). The Purchase Price for the Subject Property shall be allocated to the Subject Property (and the respective associated rights) as follows (1) Twenty-Two Thousand One Hundred Fifty Dollars ($22,150.00) per acre for Areas 1 and 3, and (2) Sixteen Thousand Dollars ($16,000.00) per acre for Area 2, Area 527, the 160 Parcel and the 168 Parcel, as those parcels are described in Exhibit A. The Purchase Price shall be adjusted prior to “Closing” (as defined below) upon confirmation of the actual acreage of the Real Property. In the event an adjustment results in a reduction of the Purchase Price stated above, the amount of such reduction shall reduce the Remaining Balance allocated equally among the four Remaining Balance payments. The Purchase Price shall be paid from Buyer to Seller as follows:

a. At “Closing” (as defined below), Buyer shall pay to Seller Thirty-Four Million Two Hundred and Sixty-Five Thousand Dollars ($34,265,000.00) (inclusive of the Earnest Money Deposit and the Exclusivity Payment in the amount of One Hundred Thousand Dollars ($100,000.00) paid pursuant to the Offer Letter) (the “Closing Payment”).

b. On or before a date Six (6) months following the Closing Date, Buyer shall pay to Seller Thirty-Four Million Two Hundred and Sixty-Five Thousand Dollars ($34,265,000.00), plus accrued interest, payable in cash (the “Second Payment”).

c. The remaining balance of the Purchase Price, equal to Fifty-One Million Nine Hundred Sixty-Seven Thousand and Five Hundred Dollars (51,967,500.00), plus accrued interest (the “Remaining Balance”) shall be paid in four equal installments as follows:

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Twelve Million Nine Hundred Ninety-One Thousand and Eight Hundred and Seventy-Five 00/100 Dollars ($12,991,875.00) on or before the first (1st) anniversary of the date of payment of the Second Payment.

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Twelve Million Nine Hundred Ninety-One Thousand and Eight Hundred and Seventy-Five 00/100 Dollars ($12,991,875.00) on or before the second (2nd) anniversary of the date of payment of the Second Payment.

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Twelve Million Nine Hundred Ninety-One Thousand and Eight Hundred and Seventy-Five 00/100 Dollars ($12,991,875.00) on or before the third (3rd) anniversary of the date of payment of the Second Payment.

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Twelve Million Nine Hundred Ninety-One Thousand and Eight Hundred and Seventy-Five 00/100 Dollars ($12,991,875.00) on or before the fourth (4th) anniversary of the date of payment of the Second Payment.

The Second Payment and the Remaining Balance shall be secured by a Promissory Note and Deed of Trust, substantially in the form attached hereto as Exhibits B and C, with an interest rate of Prime plus one percent (1%), to be executed at Closing. In the event Buyer elects not to make the Second Payment or any Remaining Balance payment, or otherwise terminates this Agreement prior to full payment of the Purchase Price (except during the Due Diligence Period), Seller shall retain all prior Purchase Price payments received from Buyer as liquidated damages. Because of the difficulty, inconvenience and uncertainty of determining actual damages in the event of Buyer’s such election or termination, the Parties agree that such prior Purchase Price payments are liquidated damages. Also, in such event, within five (5) days of demand by Seller, Buyer shall reconvey the Subject Property to Seller by a deed in lieu of foreclosure. Buyer shall have the right, at its sole discretion, to prepay all or any portion of the Second Payment and/or Remaining Balance at any time following the Closing Date.

The Closing Payment, shall be paid into escrow by wire transfer on or before Closing to a closing escrow account designated by First American Title Insurance Company, National Commercial Services, 2425 East Camelback Road, Suite 300, Phoenix, Arizona 85016, Attention : Alix Graham, Senior Commercial Escrow Officer, telephone (602) 567-8141, fax (602) 567-8101, email agraham@firstam.com (the “Escrow Agent”). Upon receipt of the Closing Payment, the Escrow Agent shall, within one (1) business day of receipt from Buyer, deliver such Closing Payment to Seller wire transfer (as directed by Seller). The Second Payment and the Remaining Balance as represented by the Note shall be paid or delivered by Buyer to Seller at the time and manner described in the Note.

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Upon execution of this Agreement, Buyer shall deposit with the Escrow Agent a Five Million Dollars ($5,000,000.00) earnest money deposit (non-refundable following the expiration of the Due Diligence Period or as otherwise set forth herein)(the “Earnest Money Deposit”). Unless this Agreement is sooner terminated and subject to the terms and conditions hereof, upon the “Closing” (as defined below) the Escrow Agent shall credit the Earnest Money Deposit against the Closing Payment.

Notwithstanding anything to the contrary in this Agreement, Seller and Buyer acknowledge that the total acreage of the Real Property to be conveyed to Buyer, and the Purchase Price, are subject to possible adjustment pursuant to the terms and conditions of this Agreement, including without limitation, the AES Option (defined below), and any acreage adjustment resulting from the survey and legal description review, and the parties agree to adjust the Purchase Price at Closing (defined below) or at the time of the Second Payment in accordance with the terms for calculating the Purchase Price in this Agreement if the final acreage actually purchased by Buyer is adjusted pursuant to the terms and conditions of this Agreement.

3. Due Diligence Period. Buyer shall have until May 8, 2023 (the “Due Diligence Period”) to examine and inspect, with the cooperation of and disclosure by Seller as contemplated hereunder, the Subject Property and the terms and conditions regarding the purchase and sale thereof pursuant to this Agreement; provided further that, upon notice to Seller on or before the expiration of the Due Diligence Period that Buyer does not intend to purchase the Subject Property pursuant to this Agreement for any reason, as determined in Buyer’s sole discretion, the Earnest Money Deposit, together with any interest accrued thereon, shall be disbursed and returned immediately to Buyer, in which event this Agreement shall terminate and neither Seller nor Buyer shall have any further obligation to each other under or by reason of this Agreement. The Due Diligence Period may be extended by mutual agreement between Buyer and Seller.

Buyer hereby agrees to indemnify, defend, and hold the Seller and each of the Indemnitees (as hereinafter defined) free and harmless from and against any and all problems, conditions, losses, costs, damages, claims, liabilities, expenses, demands or obligations, of any kind or nature whatsoever (including reasonable attorneys’ fees, expenses and disbursements) to the extent arising out of or resulting from the entry on the Subject Property and/or the conduct of any due diligence by Buyer or its representatives; provided, however, that Buyer’s obligations shall not apply to the mere discovery or presence of any pre-existing (i) hazardous substances located on, under or about the Subject Property or migrating therefrom or toward the Subject Property, or (ii) defects or other conditions affecting the Subject Property, except, in each case, to the extent exacerbated by the acts of Buyer or any of its representatives. The foregoing indemnity shall survive any termination of this Agreement. As used herein, “Indemnitees” shall mean a party’s or its affiliates’ partners, trustees, officers, directors, employees, beneficiaries, shareholders, members, managers, advisors, attorneys and other agents and their respective partners, trustees, beneficiaries, employees, officers, directors, members, managers, advisors and other agents and shareholders.

4. Possession; Risk of Loss. Possession of, risk of loss to, and responsibility for the Subject Property shall be delivered to Buyer on the Closing Date.

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5. Prorations and Credits. Any recording costs and the Escrow Agent’s charges shall be divided equally between the Seller and Buyer. Prorations shall be made as of the “Closing Date” (as defined below), and appropriate credit shall be given for real property taxes, assessments and other similar matters based upon 2022 taxes (or 2023 taxes if available) for the Subject Property.

Except as specifically provided in this Agreement, Buyer shall not assume or be deemed to have assumed, without limitation (i) any obligation, lien, financial mortgage or liability, or any other liability the existence of which constitutes a breach of any representation, warranty or covenant made by Seller in this Agreement, (ii) any obligation to provide indemnification for breach of contract, infringement, or any other event occurring or relating to a period prior to the Closing Date or the consummation of the transactions under this Agreement by Seller, (iii) any obligation to pay or reimburse for goods received by or services performed or rendered to Seller prior to the Closing Date, or (iv) any liability of Seller for any federal, state, county, local or other property taxes, or any other taxes of any kind or description with respect to Seller’s ownership of the Subject Property prior to the Closing Date.

6. Access to Subject Property; Subject Property Information; Obligations and Cooperation of Seller. From and after the Effective Date of this Agreement, Seller shall allow Buyer and its representatives, at reasonable times, access to the Subject Property and any information of Seller relating to the Subject Property, to enable Buyer to determine, at Buyer’s sole cost and expense, the compliance of the Subject Property with applicable laws, rules and regulations, and the physical condition of the Subject Property. The Buyer’s inspection, testing and evaluation of the Subject Property (including any surveys or environmental reports prepared by or on behalf of Buyer) and the Buyer’s review and/or approval of any documents, instruments, title commitments, surveys, reports or other matters shall be solely for the Buyer’s benefit and shall not be deemed to be or result in any waiver or release by Buyer of any covenant, agreement, representation, or warranty by Seller contained or referred to in this Agreement or in any document or instrument delivered hereunder.

Within five (5) days following the Effective Date, and to the extent not already delivered to Buyer, Seller shall deliver to, or caused to be delivered, originals or copies of the following (collectively, the “Subject Property Information”), as and to the extent in existence and reasonably available to Seller:

 (a) Leases. Copies of the leases affecting the Subject Property (the “Leases”).

 (b) Studies and Reports. The documents and materials identified in Exhibit E (“Studies and Reports”) including all plats, plans, documents and reports in Seller’s possession relating to the Subject Property. These Studies and Reports shall include documents, information, reports, photographs or recordings concerning or relating to the “Environmental Condition” (as defined below) of all or any part of the Subject Property. The Studies and Reports are provided to Buyer as-is without any representation concerning their accuracy or completeness.

 (c) Agreements. All agreements, if any, related to the Subject Property that, if not terminated prior to Closing, shall become the responsibility of Buyer upon Closing (the “Existing Contracts” and together with the Leases, the “Existing Agreements”).

Buyer shall keep all Subject Property Information confidential. Following the Closing, all Subject Property Information, to the extent transferrable or assignable, shall become the property of Buyer. If this Agreement is terminated prior to Closing, Buyer shall return or destroy (as directed by Seller) all Subject Property Information.

7. The Closing. The closing (the “Closing”) of the transaction contemplated by this Agreement shall held at 10:00 a.m. at the office of the Escrow Agent on or before May 23, 2023. The date upon which the Closing actually takes place, or, if more than one (1) day is required to complete the Closing, the date upon which the Closing is actually accomplished, shall be deemed and considered the “Closing Date.”

a. Seller shall execute and deliver to the Escrow Agent a fully executed (and acknowledged) special warranty deed for the Subject Property (the “SW Deed”), substantially in the form attached as Exhibit D. The Escrow Agent shall be responsible for recording the SW Deed in the records of Pinal County.

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b. Buyer shall execute and deliver the Escrow Agent a fully executed (and acknowledged) Promissory Note and Deed of Trust for the Subject Property, substantially in the form attached as Exhibits B & C. The Escrow Agent shall be responsible for recording the Deed of Trust in the records of Pinal County.

c. Buyer shall deliver to the Escrow Agent, in escrow, the Closing Payment (inclusive of the Earnest Money Deposit and the Exclusivity Payment in the amount of One Hundred Thousand Dollars ($100,000.00) paid pursuant to the Offer Letter, together with any interest accrued thereon).

d. Seller shall deliver to the Escrow Agent a certificate and affidavit certifying that Seller is not a “foreign corporation,” “foreign partnership,” “foreign trust,” “foreign estate,” or “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended, substantially in the form attached as Exhibit F.

e. Seller shall, at Seller’s sole cost and expense, arrange with the Escrow Agent for the issuance and delivery to the Buyer of an ALTA standard coverage owner’s policy of title insurance (the “Title Insurance Policy”) from the Escrow Agent in an amount equal to the Purchase Price, naming the Buyer as the insured and insuring that, as of the Closing, marketable, indefeasible, fee simple title (both legal and equitable) in and to the Real Property is vested in the Buyer, subject only to the “Permitted Exceptions” (as defined below); Buyer shall be entitled, at its option and sole expense, to receive the Title Insurance Policy with extended coverage, together with any such endorsements to the Title Insurance Policy as the Buyer shall deem necessary or appropriate. “Permitted Exceptions” shall include all matters of record or to which reference is made in any public record, and applicable zoning and use regulations of any municipality, county, state or the United States, including those noted in the Title Insurance Policy or as otherwise agreed by the Parties. Seller may, at Seller’s sole cost and expense, arrange with the Escrow Agent for a lender’s policy of title insurance (“Lender’s Policy”) in the amount of the Second Payment plus the Remaining Balance as represented by the Promissory Note and Deed of Trust.

f. Buyer and Seller shall execute such documents and make such filings required by governmental authorities necessary to cause the partial assignment to Buyer of the Pre-Annexation Development Agreement with the City of Casa Grande as recorded on October 31, 2006 to the extent it concerns the Subject Property. The obligations under any such development agreement for the property retained by Seller after the Closing shall remain the obligations of Seller.

g. If determined applicable, Buyer shall complete, sign and deliver to Seller the Speculative Builder Resale Certificate on Arizona Form 5022.

h. Buyer and Seller shall enter into a Memorandum of First Right of Refusal and Right of First Offer in recordable form. Such Memorandum shall briefly describe the Legends ROFR and Legends ROFO and shall be recorded at the Closing.

i. Seller and Buyer shall execute such documents and, further, take such other actions as are reasonably necessary and appropriate to effectuate the Closing in accordance with this Agreement.

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8. Seller’s Representations and Warranties. Seller hereby represents and warrants to Buyer, as of the date hereof and the Closing Date, as follows:

a. Seller has been duly formed and is validly existing under the laws of its jurisdiction of formation, that it has all requisite power and authority to enter into and deliver this Agreement and to perform its obligations under this Agreement, that the execution and delivery of this Agreement by it and the performance by it of its obligations under this Agreement has been duly authorized by all necessary action on its part, and that this Agreement constitutes a legally binding agreement enforceable against it in accordance with its terms.

b. Seller holds marketable title to the Subject Property and Seller has the full right, legal capacity and means to transfer the Subject Property without obtaining the consent or approval of any governmental authority or any other person or entity to which Seller or any of Seller’s property may be subject, subject only to Permitted Exceptions. Seller has not previously granted, conveyed, sold, mortgaged, pledged, hypothecated or otherwise transferred any interest in the Subject Property to any other person or entity.

c. Seller has not received written notice of any claims, actions, suits, or other proceedings pending or, to Seller’s Knowledge, threatened by any governmental department or agency, or any other entity or person, pertaining to the Subject Property.

d. The execution, delivery, and performance by Seller of this Agreement does not and will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, any indenture, mortgage, deed of trust, lease, contract, or other instrument or agreement or any order, judgment, award, or decree to which Seller is subject or by which the assets of Seller may be bound, or result in the creation of a lien, charge, or encumbrance upon the Subject Property. Provided, however, Buyer is aware of the AES Option and that the D.R. Horton ROFR will need to be resolved before the Closing.

e. Other than any general real property taxes for the years 2023 and thereafter, and other matters of public record, there are no liabilities or obligations, including any mortgages or other financial liens, related to the Subject Property which Seller is obligated to satisfy on or before the Closing or any such liabilities and obligations which Buyer may be obligated to satisfy after the Closing and which arise by, through or under Seller. Seller shall satisfy and have released any and all financial liens and mortgages currently encumbering the Subject Property on or before the Closing Date.

f. To Seller’s Knowledge, there is no adverse claim or challenge against or to the ownership of the Subject Property nor is there any basis therefor. Except as provided below concerning the AES Option and the D.R. Horton ROFR, there are no outstanding agreements or rights or options to acquire or purchase the Subject Property or any portion thereof that were entered into by Seller. To Seller’s Knowledge, no person, firm or corporation has any proprietary or possessory interest in the Subject Property other than Seller and Buyer pursuant to this Agreement, and, except for matters of record, no person is entitled to any royalty or other payment in the nature of rent or royalty on any mineral products therefrom.

g. To Seller’s Knowledge, all documents delivered to Buyer by Seller pursuant to this Agreement, to the extent in the possession or under the control of Seller, are complete and correct copies of originals. Seller does not make, and shall not be deemed to have made, any representation or warranty with respect to any part or all of the Subject Property Information prepared or submitted by parties other than Seller.

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h. Except as incident to mining and agricultural operations on the Subject Property, neither Seller nor, to Seller’s Knowledge, has any third party:

(i) Caused or permitted the Subject Property to be used to generate, manufacture, refine, transport, treat, store, use, handle, dispose of, transfer, produce, process, contain or be constructed of a “Hazardous Material” (as defined below), except in compliance with all Applicable Law; or

(ii) Caused, permitted, authorized, or has knowledge of the presence or release or threat of release of any Hazardous Material in, on, under, or migrating to or from the Subject Property; or

(iii) Received any notice or other information, whether written or oral and whether actual or to Seller’s Knowledge threatened, from any governmental agency or authority or any other entity or individual, whether governmental or private, concerning or alleging any liability of Seller or other persons or entities with respect to the Environmental Condition of the Subject Property, or any intentional or unintentional act or omission or any fact or condition which has resulted or which may result in any Environmental Condition in, on, under, or adjacent to the Subject Property.

(iv) For purposes of this Agreement, “Environmental Condition” means (i) contamination or pollution of soil, air, surface or groundwater, (ii) the disposal, placement, existence, presence or release of a Hazardous Material and the affects thereof, (iii) noncompliance with or violation of Applicable Law including, without limitation, any lack of required governmental permits or approvals, “Hazardous Material” means (iv) any substance, the presence of which requires investigation, remediation, or other response or corrective action under Applicable Law, or (v) any substance which is defined as a hazardous waste, hazardous substance, extremely hazardous substance, hazardous material, hazardous matter, hazardous chemical, toxic substance, toxic chemical, pollutant or contaminant, or other similar term, in or pursuant to Applicable Law, or (vi) any asbestos or asbestos-containing material, PCBs or equipment or articles containing PCBs, petroleum, diesel fuel, gasoline or other petroleum hydrocarbons, and “Applicable Law” means all existing federal, state or local laws, common law, statutes or regulations, including, without limitation, those relating to the protection of human health and safety, protection of the environment, or prevention of pollution.

i. There are no existing prior assessments of any kind or nature due or payable on or prior to the date hereof and, to Seller’s Knowledge (except as may be described by the Subject Property Information), there are not presently pending any special assessment or condemnation actions against the Subject Property or any part thereof, and Seller has not received any written notice of any assessment or condemnation actions being contemplated; provided that any assessment which is or becomes a lien against the Subject Property payable prior to the Closing shall be satisfied by Seller prior to or at the Closing, except as set forth in this Agreement or otherwise agreed in writing by Seller and Buyer.

j. Except as included in the Subject Property information and as contemplated by this Agreement, there are no leases, contracts, permits, warranties, licenses, or bonds to which the Subject Property will be subject following the Closing (collectively, the “Contracts”); provided that, in the event of any such Contracts, and if Buyer elects to assume such Contracts, and, to the extent transferrable, assignable or conveyable, the same shall be, transferred, assigned and/or conveyed to Buyer upon the Closing for no additional consideration; provided further that nothing in this subparagraph shall be deemed to create any liability or duty of Buyer to accept and/or assume any such Contract.

As used herein, Seller’s Knowledge shall mean the actual knowledge of Tim Brislin without any obligation on Seller’s part or his part to verify such information or conduct any investigation or due diligence thereon. In no event shall Mr. Brislin have any personal legal responsibility for such information. If Buyer is now aware, or becomes aware before the Closing, that any of the foregoing representations or warranties are materially inaccurate and Buyer proceeds to Closing, Seller’s representations or warranties shall be deemed automatically modified to the extent (i) Buyer has or gains such knowledge and (ii) the Studies and Reports reflect any material inaccuracy in such representations or warranties.

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 9. Sale “As Is, Where Is. Buyer acknowledges and agrees that upon Closing, Seller shall sell and convey to Buyer and Buyer shall accept the Subject Property “AS IS. WHERE IS. WITH ALL FAULTS,” except to the extent expressly provided otherwise in this Agreement and any document executed by Seller and delivered to Buyer at Closing. Except as expressly set forth in this Agreement, Buyer has not relied and will not rely on, and Seller has not made and is not liable for or bound by, any express or implied warranties, guarantees, statements, representations or information pertaining to the Subject Property or relating thereto made or furnished by Seller, or any property manager, real estate broker, agent or third party representing or purporting to represent Seller, to whoever made or given, directly or indirectly, orally or in writing, Buyer represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and that, except as expressly set forth in this Agreement, it is relying solely on its own expertise and that of Buyer’s consultants in purchasing the Subject Property and shall make an independent verification of the accuracy of any documents and information provided by Seller. Buyer will conduct such inspections and investigations of the Subject Property as Buyer deems necessary, including, but not limited to, the physical and environmental conditions thereof, and shall rely upon same. By failing to terminate this Agreement prior to the expiration of the Due Diligence Period, Buyer acknowledges that Seller has afforded Buyer a full opportunity to conduct such investigations of the Subject Property as Buyer deemed necessary to satisfy itself as to the condition of the Subject Property and the existence or non-existence or curative action to be taken with respect to any Hazardous Materials on or discharged from the Subject Property, and will rely solely upon same and not upon any information provided by or on behalf of Seller or its agents or employees with respect thereto, other than such representations, warranties and covenants of Seller as are expressly set forth in this Agreement. Upon Closing, except to the extent expressly provided otherwise in this Agreement, Buyer shall assume the risk that adverse matters, including, but not limited to, adverse physical or construction defects or adverse environmental, health or safety conditions, may not have been revealed by Buyer’s inspection and investigations. WITH EXCEPTION OF THOSE SELLER REPRESENTATIONS, GUARANTIES AND WARRANTIES PROVIDED IN THIS AGREEMENT, SELLER HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, OR CONCERNING (a) THE NATURE AND CONDITION OF THE SUBJECT PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, MINERALS AND GEOLOGY; (b) THE INCOME TO BE DERIVED FROM THE PROPERTY; (c) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES THAT BUYER MAY ELECT TO CONDUCT THEREON; (d) THE NATURE AND EXTENT OF ACCESS TO THE PROPERTY AND ANY RIGHTS-OF-WAY RELATING THERETO; (e) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (f) THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENT OR OTHER BODY INCLUDING ENVIRONMENTAL LAWS; AND (g) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY.

10. Buyer’s Representations and Warranties. Buyer represents and warrants to Seller as of the date hereof and the Closing Date, as follows:

a. Buyer has been duly formed and is validly existing under the laws of its jurisdiction of incorporation, that it has all requisite corporate power and authority to enter into and deliver this Agreement and to perform its obligations under this Agreement, that the execution and delivery of this Agreement by it and the performance by it of its obligations under this Agreement has been duly authorized by all necessary corporate action on its part, and that this Agreement constitutes a legally binding agreement enforceable against it in accordance with its terms.

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b. The execution, delivery, and performance by Buyer of this Agreement does not and will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, any indenture, mortgage, deed of trust, lease, contract, or other instrument or agreement or any order, judgment, award, or decree to which Buyer is subject or by which the assets of Buyer may be bound.

c. Buyer has the requisite right, power and authority to enter into this Agreement without obtaining the consent or approval of any governmental authority or any other person or entity to which Buyer may be subject.

d. Buyer’s acquisition of the Subject Property will not trigger any filing requirements with the Committee on Foreign Investment in the United States.

e. Buyer shall not, through this Agreement or through any of the other documents to be delivered at Closing, obtain any right, title, estate, or interest, whether access, use, possession, surface, mineral, or otherwise, to any property of Seller other than the Subject Property.

11. AES Option. The parties acknowledge that all or portions of Area 2 and Area 527 as referred to in Exhibit A are currently subject to an option held by AES Corporation (or its subsidiary or assign) (the “AES Option”), to acquire title to Area 2 and Area 527. The AES Option is subject to expire on or around June 18, 2023. After the Closing, Buyer agrees to comply with and assume the obligations of Seller under the Real Estate Purchase Option Agreement underlying the AES Option. After the Closing, any amendment to the AES Option will require Seller’s written consent. If AES elects to exercise the AES Option and acquire Area 2 and Area 527 prior the Closing, the parties agree to remove Area 2 and Area 527 from the Subject Property and reduce the Purchase Price accordingly. If AES elects to exercise the AES Option following the Closing strictly in accordance with said Option Agreement, the Parties agree that the AES Option payment from AES will be made directly to Buyer. Following the receipt of payment by Buyer, the parties agree to reduce the Remaining Balance equally among the four installments thereof from Buyer to Seller consistent with the difference between the portion of the Purchase Price paid by Buyer to Seller for Area 2 and Area 527, and the amount paid by AES to Buyer to acquire Area 2 and Area 527 pursuant to the AES Option.

12. DR Horton ROFR. Legends Property, LLC (“Legends”, the predecessor to Seller, and DRH Construction (“DRH”) entered into a Contract of Sale dated October 8, 2007 (the “Legends Contract”) wherein DRH sold the Subject Property to Legends. Pursuant to the Legends Contract, DRH was granted a right of first refusal (the “DRH ROFR”) with respect to any sale of a portion of the Subject Property. Seller and Buyer acknowledge that the DRH ROFR remains as a continuing encumbrance on the Subject Property. Seller and Buyer agree to cooperate in obtaining DRH’s waiver of the DRH ROFR prior to Closing, which waiver will provide that DRH will waive the DRH ROFR as to the transaction contemplated by this Agreement, but that the DRH ROFR will remain in place as an encumbrance to the Subject Property following the Closing until such time as Buyer exercises its option with DRH Energy, Inc. under that certain Option Agreement for Purchase and Sale dated August 16, 2021.

13. Right of First Refusal and Right of First Offer. At the Closing, Buyer will grant to Seller a right of first refusal (the “Legends ROFR”) for all or any portion of the Subject Property, for a period of fifteen (15) years following the Closing. At the end of the Legends ROFR period, the Buyer will grant to Seller a right of first offer (the “Legends ROFO”) for a period of five (5) years.

The Legends ROFR and Legends ROFO shall exclude direct or indirect transfers or sales of any or all of the Subject Property by the Buyer to (i) affiliates of the Buyer, (ii) a company engaged in the exploration, development or exploitation of mineral properties, (iii) a company engaged in direct supply agreement or service agreement with Buyer in relation to Buyer’s exploration, development and mining activities on the Subject Property, and/or (iv) a developer or provider of solar energy. With regards to subpart (iii) of this subsection, examples of such companies would include electrical or gas utility companies that require fee title acquisition for a substation or gas pump station site, or an explosives manufacturer or supplier that requires fee title acquisition for a manufacturing or storage site. Prior to engaging in any transfers described in this paragraph, Buyer shall provide Seller written notice at such proposed transfer.

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Under the Legends ROFR, when and if Buyer decides it is prepared to accept an offer for the purchase and sale of all or any portion of the Subject Property made from an unrelated third party, Buyer will notify Seller in writing of the terms of such offer, including the purchase price (the “ROFR Offer”). Seller will have ten (10) business days to accept the ROFR Offer or not by providing written notice to Buyer of the same. If Seller accepts the ROFR Offer, then Seller shall have the right to acquire the subject portion of the Subject Property at the ROFR Offer price, and the Parties shall complete the purchase and sale of the Buyer’s interest in the Subject Property in accordance with the ROFR Offer. If Seller rejects the ROFR Offer or does not elect to accept the ROFR Offer within the ten (10) business day period, then Buyer shall be free to proceed with the proposed transaction with the other purchaser party.

Under the Legends ROFO, when and if Buyer decides to sell, transfer or dispose of all or any portion of the Subject Property, Buyer will notify Seller in writing of its intent to sell, transfer or dispose of the interest in the Subject Property, setting out the proposed purchase price and other terms and conditions of an offer which Buyer is willing to accept for such property (the "ROFO Offer"), which Seller will have ten (10) business days to accept or not by providing written notice to Buyer of the same. If Seller accepts the ROFO Offer, then the parties shall complete the purchase and sale of the subject interest in the Subject Property in a commercially reasonable manner. If Seller rejects the ROFO Offer or does not elect to accept the ROFO Offer within the ten (10) business day period, then Buyer shall have one hundred and twenty (120) days to seek to sell such interest in the Subject Property to any unrelated third party, but provided that such sale shall not be on terms and conditions (including price) that are more favorable to the third-party purchaser than those contained in the ROFO Offer. If no sale is concluded within such one hundred and twenty (120) days, then the ROFO of Seller shall apply again and Buyer shall be required to make a subsequent ROFO Offer to Seller.

14. Subject Property Zoning. Following the acceptance of the Offer Letter and the execution of this Agreement, Buyer is permitted to pursue a zoning amendment for the Subject Property with the City of Casa Grande, Arizona, but in no case shall such amendment be approved, granted and imposed on the Subject Property prior to the date of the payment of the Second Payment. Buyer shall coordinate with Seller to pursue the retention of the existing master plan community zoning on the Subject Property, so long as the existing master plan community zoning does not materially interfere with Buyer’s intended use for the Subject Property. Buyer agrees to work in good faith with Seller to maintain master plan community zoning designation in parallel with Buyer’s required zoning as long as practicable and as permitted by applicable laws and regulations.

15. Francisco Grande CC&N. In the event Buyer or Seller acquires the Francisco Grande CC&N, the acquiring party agrees to cooperate with the other party such that both parties obtain water and sewer services for their respective properties within the Francisco Grande CC&N service area (including the Subject Property) after the Closing of the transaction contemplated by this Agreement. In the event (i) Buyer, if it becomes the owner of the Francisco Grande CC&N, does not secure a designation of assured water supply that includes the Seller’s retained property, or (ii) Seller is unable to secure a certificate of assured water supply for Seller’s retained property, then Buyer agrees to allow Seller to de-annex Seller’s retained property from the Francisco Grande CC&N for water and sewer services and annex into another provider’s service area who is capable of providing water and sewer utility services to the property retained by Seller. In the event (i) Seller, if it becomes the owner of the Francisco Grande CC&N, does not secure a designation of assured water supply that includes the Subject Property, or (ii) Buyer is unable to secure a certificate of assured water supply for the Subject Property, then Seller agrees to allow Buyer to de-annex the Subject Property from the Francisco Grande CC&N for water and sewer services and annex into another provider’s service area who is capable of providing water and sewer utility services to the Subject Property.

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16. Well Sharing: Easement. Buyer will acquire title to all water wells and associated facilities located on the Subject Property. Seller will retain the right to use and access the water wells and associated facilities which are located on the Subject Property and which are used to provide water to agricultural operations on the adjacent property south of Highway 84 which Seller will continue to own after the Closing. Prior to Closing, Buyer and Seller shall agree on an Access and Maintenance Easement (the “Well Agreement”) which shall include the grant of an easement for access to, and use and maintenance of such wells, ditches and pipelines on the Subject Property that provide water to the farms located on Seller’s retained property south of the Highway 84. The Well Agreement will also include operation and maintenance cost sharing provisions.

17. Survival and Related Matters: Indemnification. The representations, and warranties made and set forth in this Agreement shall survive the Closing and the delivery of the SW Deed for a period of one (1) year except as provided herein. Each party (the “Indemnifying Party”) hereby agrees to, and hereby does, indemnify, defend and hold harmless the other party (the “Indemnified Party”) from and against any and all obligations, debts, damages, claims, actions, causes of action, losses, demands, suits, controversies, costs, fees (including reasonable attorneys’ fees) and liabilities incurred by the Indemnified Party which result from (i) any breach or default by the Indemnifying Party of any representation, warranty, covenant or agreement of the Indemnifying Party in this Agreement or any document or instrument delivered pursuant to this Agreement (ii) in any such representation or warranty having been untrue or inaccurate when so made, or (iii) the use of or damage to the Subject Property by the Indemnifying Party following the Closing Date.

18. Survival of the Surface Use Agreement. The Parties acknowledge that the Subject Property and additional properties owned by Seller are subject to the Surface Use Agreement. Following the Closing, the Surface Use Agreement will remain in full force and effect as to those properties or interests covered by the Surface Use Agreement but not included in the Subject Property. It is further acknowledged that Seller’s interest in the Subject Property is limited to the surface estate and the mineral access rights formerly associated with the severed mineral estate. The mineral estate within the Subject Property is held by a separate party.

19. Termination. Buyer may terminate this Agreement:

  a. at any time prior to the end of the Due Diligence Period in accordance with Section 3; or

  b. at any time prior to Closing, if Seller materially breaches any covenant or obligation under this Agreement and such has not been cured within ten (10) days after written notice by Buyer; or

  c. on the Closing Date, if the representations and warranties of Seller under this Agreement are inaccurate in any material respect as of such date; or

  d. on the Closing Date, if any material condition in Section 7 to be satisfied by Seller is not satisfied as of the Closing Date.

If this Agreement is terminated by the Buyer as set forth above in this Section, the Earnest Money Deposit, together with any interest accrued thereon, shall be disbursed and returned immediately to Buyer, and this Agreement shall terminate and neither Seller nor Buyer shall have any further obligation to each other under or by reason of this Agreement other than the as set forth in Sections 3 and 14. Provided, however, the Exclusivity Payment referred to in Section 2(a) above shall be paid to Seller and shall not be refundable to Buyer under any circumstances.

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If Buyer terminates this Agreement after the expiration of the Due Diligence Period, the Escrow Agent is instructed to pay the Earnest Money Deposit to Seller. Because of the difficulty, inconvenience and uncertainty of determining actual damages as a consequence of such termination, the Parties agree that such Earnest Money Deposit is liquidated damages.

Seller may only terminate this Agreement:

  a. if Buyer materially breaches any covenant or obligation under this Agreement and such has not been cured within ten (10) days after written notice by Seller; or

  b. on the Closing Date, if any condition in Section 7 to be satisfied by Buyer is not satisfied as of Closing Date.

20. Notices. All communications, consents, and other notices provided for in this Agreement shall be in writing and shall be effective on the date hand delivered, sent by electronic email (with receipt confirmation), or mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

a. If to Seller, to:

Wolff-Harvard Ventures, LLC

17700 N. Pacesetter Way, Suite 1100

Scottsdale, Arizona 85255

Attn: Tim Brislin, Wolff-Harvard Investments LP

Email: tbrislin@harvardinvestments.com

with copy to:

Titus Brueckner Spitler & Shelts PLC

8355 E. Hartford Drive, Suite 200

Scottsdale, Arizona 85255

Attn: Jon A. Titus, Esq.

(480-483-8500)

Email: jtitus@tbsslaw.com

  or to such other address as Seller may designate to Buyer, in writing.

  b. If to Buyer, to:

Mesa Cobre Holding Corporation

501 N. Florence St., Suite 102

Casa Grande, Arizona 85122

Attn: Taylor Melvin

Email: taylor@ivnelectric.com

with copy to:

Dorsey Whitney LLP

111 South Main Street, Suite 2100

Salt Lake City, Utah 84111

Attn: Richard Hall

Email: hall.richard@dorsey.com

  or to such other address as Buyer may designate to Seller, in writing.

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  c. If to Escrow Agent, to:

First American Title Insurance Company

National Commercial Services

2425 East Camelback Road, Suite 300

Phoenix, Arizona 85016

Attn: Alix Graham, Senior Commercial Escrow Officer

Telephone (602) 567-8141

Fax (602) 567-8101

Email agraham@firstam.com

21. Commission. A commission of four percent (4%) of the Purchase Price shall be paid as each payment of the Purchase Price is made as set forth in Section 2 of this Agreement on the following terms:

a. Two percent (2%) by Seller to Land Advisors Organization (Greg Vogel).

b. Two percent (2%) by Buyer to Land Advisors Organization (Greg Vogel).

22. Disclosures. Following the Effective Date, the parties shall be permitted to disclose the terms of this Agreement, including all financial terms, as required by the securities laws in the U.S. and Canada, as well as NYSE and TSX rules. In addition, all Parties shall have the right to publicly file this Agreement if required by subsequent Registration Statements.

23. Miscellaneous. In addition to the foregoing, the parties to this Agreement agree as follows:

a. This Agreement, including exhibits, and the Surface Access Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties with respect thereto. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties.

b. The recitals stated above and the exhibits attached to this Agreement shall be and hereby are incorporated in this Agreement by this reference.

c. This Agreement shall be binding upon, and shall inure to the benefit of the parties to it and their respective successors and assigns; Buyer or Seller shall be entitled to assign its rights and obligations hereunder to a third party, notice of which shall be provided to the other party, and, in any such event, this Agreement shall continue in full force and effect between Seller’s and Buyer’s assignee, as the case may be.

d. In the event that any provision of this Agreement shall be held invalid and unenforceable, such provision shall be severable from, and such invalidity and unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

e. In any litigation or other proceeding relating to the breach of any representation, warranty or covenant of Seller or Buyer, as the case may be, in this Agreement, the prevailing party shall be entitled to recover its out-of-pocket costs and reasonable attorneys’ fees, including those incurred at trial or on appeal.

f. Each Party shall bear its own costs and expenses incurred in connection with the negotiation of this Agreement, and all other documents prepared in connection therewith.

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g. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one and the same instrument.

h. The parties agree from time to time to execute such additional documents as are necessary to effect the intent of the parties as manifested by this Agreement.

i. This Agreement shall be governed by the laws of the State of Arizona.

j. Dispute Resolution. The Parties agree that for any claim or dispute relating to this Agreement (collectively, “Dispute”), among or involving the Parties, such Dispute shall be resolved by mandatory mediation and then, if necessary, arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”). If a party believes that a Dispute exists, it may notify the other party thereof, which notice (a “Dispute Notice”) shall identify the Dispute. Either party may then submit the Dispute to mediation and then arbitration (if mediation is unsuccessful) as hereinafter provided.

(a) Mediation. A single mediator shall be selected according to the rules of the AAA. Each party shall bear its own costs of the mediation, including attorneys’ fees, and each party shall share equally all charges rendered by the mediator. Any settlement of the Dispute through mediation shall be documented in writing by the mediator and signed by the Parties. If the Parties do not settle the Dispute within thirty (30) days after submission of the matter to mediation, or within such time as agreed to by the Parties, the mediator shall issue a notice of termination of the mediation proceedings. The termination notice shall set forth that the parties are at an impasse and the date that mediation was terminated, and an arbitrator shall be selected as set forth below.

(b) Arbitration. A single arbitrator shall be selected according to the rules of the AAA. The arbitration shall be conducted in Maricopa County, Arizona, in accordance with the rules of the AAA. The arbitrator shall have the authority to award any remedy or relief that a court in the State of Arizona could order or grant, including, without limitation, specific performance, the issuance of an injunction, or the imposition of sanctions for abuse or frustration of the arbitration process. The parties agree that the award of the arbitrator shall be final, and judgment upon the award may be entered in any court of competent jurisdiction in the State of Arizona. The arbitrator shall be empowered to assess its fees, all other fees and costs of any such arbitration proceeding and attorneys’ fees (collectively, the “Arbitration Fees”) against the party, who in the arbitrator’s opinion is not the prevailing party. For purposes of this section, the term “prevailing party” shall mean (i) with respect to the claimant, one who is successful in obtaining substantially all of the relief sought, and (ii) with respect to the respondent, one who is successful in denying substantially all of the relief sought by the claimant. If neither party substantially prevails, then the award for Arbitration Fees shall be apportioned in the arbitrator’s discretion.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SELLER:

WOLFF-HARVARD VENTURES, LLC,
a Delaware limited liability company

	By:	LEGENDS GP LLC,
an Arizona limited liability company
	Its:	Manager

		By:	HARVARD INVESTMENTS, INC.,
a Nevada corporation
		Its:	Manager

By:
Its:

By:
Its:

Dated this ____ day of May, 2023

BUYER:

MESA COBRE HOLDING CORPORATION
a Delaware corporation

By:	Taylor Melvin
Its:	Chief Executive Officer

Dated this ____ day of May, 2023

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ESCROW AGENT:

The undersigned Escrow Agent hereby accepts the foregoing Purchase and Sale Agreement, agrees to act as Escrow Agent under this Agreement in strict accordance with its terms and agrees to comply with the applicable provisions of the Internal Revenue Code with respect to the transactions contemplated hereby.

FIRST AMERICAN TITLE INSURANCE COMPANY

Name: Alix Graham
Title: Senior Commercial Escrow Officer

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___________

EXHIBIT A

___________

DESCRIPTION AND GENERAL DEPICTION OF

THE REAL PROPERTY AND WATER RIGHTS

That certain parcels of land located in Pinal County, State of Arizona, as generally depicted and more particularly described as follows:

*Area 4 excluded from the Real Property

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___________

EXHIBIT A

(cont.)

___________

The Land referred to herein below is situated in the County of Pinal, State of Arizona, and is described as follows:

PARCEL NO. 1:

LOTS 1, 2 AND 5 AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 1, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE SOUTH 115.5 FEET OF SAID LOT 5; AND ALSO EXCEPT THE SOUTH 115.5 FEET OF THE SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 2

LOTS 6 AND 7 AND THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 1, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 140 FEET OF SAID LOT 6; AND ALSO

EXCEPT THE NORTH 140 FEET OF THE SAID WEST HALF OF THE SOUTHEAST QUARTER; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 3

LOTS 3 AND 4 AND THE WEST HALF OF THE SOUTHEAST QUARTER AND THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED EXCEPTION AREA 3:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

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COMMENCING AT A REBAR, FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION 12, FROM WHICH A BRASS CAP FLUSH, FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTHWEST CORNER OF SAID SECTION, BEARS SOUTH 00 DEGREES 07 MINUTES 00 SECONDS EAST A DISTANCE OF 2,642.12 FEET;

THENCE ALONG THE NORTH LINE OF SAID SOUTHWEST QUARTER, NORTH 89 DEGREES 54 MINUTES 09 SECONDS EAST, A DISTANCE OF 33.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF INDIAN VALLEY ROAD, BEING THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID NORTH LINE, NORTH 89 DEGREES 54 MINUTES 09 SECONDS EAST, A DISTANCE OF 660.00 FEET;

THENCE DEPARTING SAID NORTH LINE, PARALLEL WITH AND 693.00 FEET EAST OF THE WEST LINE OF SAID SOUTHWEST QUARTER, SOUTH 00 DEGREES 07 MINUTES 00 SECONDS EAST, A DISTANCE OF 660.00 FEET;

THENCE PARALLEL WITH AND 660.00 FEET SOUTH OF SAID NORTH LINE, SOUTH 89 DEGREES 54 MINUTES 09 SECONDS WEST, A DISTANCE OF 660.00 FEET TO A POINT ON SAID EAST RIGHT-OF-WAY;

THENCE ALONG SAID EAST RIGHT-OF-WAY, PARALLEL WITH AND 33.00 FEET EAST OF SAID WEST LINE, NORTH 00 DEGREES 07 MINUTES 00 SECONDS WEST, A DISTANCE OF 660.00 FEET TO THE POINT OF BEGINNING; AND

EXCEPT THAT PORTION CONVEYED TO MILLETT FARMS LLC BY SPECIAL WARRANTY DEED RECORDED NOVEMBER 9, 2022 AS 2022-114358 OF OFFICIAL RECORDS AND DESCRIBED AS FOLLOWS:

A PORTION OF THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF SAID SECTION 12, MONUMENTED WITH A HALF INCH REBAR WITH NO IDENTIFICATION, WHICH BEARS, NORTH 00 DEGREES 03 MINUTES 10 SECONDS WEST 2640.82 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 12, MONUMENTED WITH A TWO INCH ALUMINUM CAP MARKED L.S. 18214;

THENCE ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 12, NORTH 89 DEGREES 55 MINUTES 06 SECONDS EAST 693.00 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID NORTH LINE, NORTH 89 DEGREES 55 MINUTES 06 SECONDS EAST 1948.40 FEET TO THE CENTER OF SAID SECTION 12;

THENCE ALONG THE EAST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 12, SOUTH 00 DEGREES 07 MINUTES 21 SECONDS EAST 44.64 FEET TO A POINT ON THE PROLONGATION OF AN EXISTING FENCE LINE;

THENCE ALONG SAID FENCE LINE, SOUTH 89 DEGREES 20 MINUTES 53 SECONDS WEST 884.29 FEET;

THENCE CONTINUING ALONG SAID FENCE LINE, SOUTH 89 DEGREES 23 MINUTES 05 SECONDS WEST 863.52 FEET;

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THENCE CONTINUING ALONG SAID FENCE LINE, SOUTH 89 DEGREES 18 MINUTES 27 SECONDS WEST 200.75 FEET TO A POINT ON A LINE 693.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 12;

THENCE ALONG SAID PARALLEL LINE, NORTH 00 DEGREES 03 MINUTES 10 SECONDS WEST 63.63 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 4

THE NORTHEAST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL COAL AND OTHER MINERALS, AS RESERVED IN THE PATENT RECORDED IN BOOK 64 OF DEEDS, PAGE 175; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 5

SECTION 13, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 6

THE NORTHEAST QUARTER AND THE NORTHWEST QUARTER AND THE SOUTHEAST QUARTER OF SECTION 23, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

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EXCEPT ALL COAL AND OTHER MINERALS IN SAID NORTHWEST QUARTER AS RESERVED IN THE PATENT RECORDED IN BOOK 38 OF DEEDS, PAGE 19; AND ALSO

EXCEPT THE SOUTH 50 FEET OF THE SOUTHEAST QUARTER FOR ROADWAY AS GRANTED TO THE STATE OF ARIZONA IN DEED RECORDED IN BOOK 49 OF DEEDS, PAGE 272; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 7

SECTION 24, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL COAL AND OTHER MINERALS IN THE WEST HALF OF SAID SECTION 24, AS RESERVED IN THE PATENT RECORDED IN BOOK 49 OF DEEDS, PAGE 181; AND ALSO

EXCEPT THE SOUTH 50 FEET OF THE SOUTHWEST QUARTER FOR ROADWAY AS GRANTED TO THE STATE OF ARIZONA IN DEED RECORDED IN BOOK 53 OF DEEDS, PAGES 253 AND 254; AND ALSO

EXCEPT THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 24, TOWNSHIP 6 SOUTH, RANGE 4 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 8: INTENTIONALLY DELETED.

PARCEL NO. 9: INTENTIONALLY DELETED.

PARCEL NO. 10:

THE EAST HALF OF SECTION 5, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PART LYING NORTHEASTERLY OF THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC RAILROAD; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

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PARCEL NO. 11

THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 200 FEET THEREOF; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 12

THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE WEST QUARTER CORNER OF SAID SECTION 5;

THENCE SOUTH 89 DEGREES 54 MINUTES EAST, RECORD (NORTH 89 DEGREES 50 MINUTES 04 SECONDS EAST, MEASURED), ALONG THE NORTH BOUNDARY OF SAID WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, A DISTANCE OF 1302.9 FEET, RECORD (1295.62 FEET, MEASURED);

THENCE SOUTH 1 DEGREES 30 MINUTES 30 SECONDS WEST, RECORD (SOUTH 01 DEGREES 00 MINUTES 44 SECONDS WEST, MEASURED), ALONG THE EAST BOUNDARY OF SAID WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, A DISTANCE OF 287.8 FEET, RECORD (287.81 FEET, MEASURED);

THENCE SOUTH 89 DEGREES 59 MINUTES WEST, A DISTANCE OF 1305.8 FEET, RECORD (SOUTH 89 DEGREES 43 MINUTES 43 SECONDS WEST, A DISTANCE OF 1299.07 FEET, MEASURED);

THENCE NORTH 2 DEGREES 03 MINUTES 30 SECONDS EAST, RECORD (NORTH 01 DEGREES 40 MINUTES 58 SECONDS EAST, MEASURED) ALONG THE WEST BOUNDARY OF SAID SECTION 5, A DISTANCE OF 290.3 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

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PARCEL NO. 13

THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 300 FEET THEREOF; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 14

LOTS 6 AND 7 AND THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 6, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 300 FEET OF THE SAID EAST HALF OF THE SOUTHWEST QUARTER; AND ALSO

EXCEPT THE NORTH 140 FEET OF SAID LOT 6; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 15:

THE NORTHEAST QUARTER AND LOTS 1 AND 2 AND THE EAST HALF OF THE NORTHWEST QUARTER OF SECTION 7, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT LOTS 45, 57, 369, 375, 398, 402, 445, 614, 627, 707, 743 THROUGH 745, 977, 1150 THROUGH 1154, 1165, 1286 AND 1322 OF DESERT CARMEL SECTION "R", ACCORDING TO THE PLAT OF RECORD IN BOOK 14 OF MAPS, PAGE 33 RECORDS, OF FINAL COUNTY ARIZONA TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID EXCEPTED LOTS AS SET FORTH IN RESOLUTION RECORDED IN DOCKET 1036, PAGE 905 AND RECORDED IN DOCKET 1217, PAGE 148; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

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PARCEL NO. 16:

LOTS 3 AND 4 AND THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 7, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 17: DELETED INTENTIONALLY

PARCEL NO. 18:

SECTION 8, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 8;

THENCE SOUTH 00 DEGREES 24 MINUTES 58 SECONDS WEST ALONG THE EAST LINE OF SAID SECTION 8, 1327.62 FEET TO THE NORTH SIXTEENTH CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 8;

THENCE NORTH 75 DEGREES 57 MINUTES 47 SECONDS WEST, A DISTANCE OF 136.06 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 6 DEGREES 30 MINUTES 00 SECONDS WEST, A DISTANCE OF 220.00 FEET TO A POINT;

THENCE NORTH 83 DEGREES 30 MINUTES 00 SECONDS WEST, A DISTANCE OF 360.00 FEET TO A POINT;

THENCE NORTH 6 DEGREES 30 MINUTES 00 SECONDS EAST, A DISTANCE OF 220.00 FEET TO A POINT;

THENCE SOUTH 83 DEGREES 30 MINUTES 00 SECONDS EAST, A DISTANCE OF 360.00 FEET TO THE POINT OF BEGINNING; AND ALSO

EXCEPT THAT PORTION LYING WITHIN THE FOLLOWING DESCRIBED EXCEPTION AREA NO. 1:

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

THE NORTH 692.98 FEET OF THE EAST 692.98 FEET OF SAID NORTHEAST QUARTER;

24

EXCEPT THE EAST 33 FEET AND EXCEPT THE NORTH 33 FEET THEREOF; AND ALSO

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PROPERTY (BEING A PORTION OF PHASE 2 PROPERTY):

THE SOUTHEAST QUARTER OF SECTION 7, A PORTION OF SECTION 8, AND A PORTION OF SECTION 17, ALL LOCATED WITHIN TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

BEGINNING A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION 17, ALSO BEING THE SOUTHWEST CORNER OF "DESERT CARMEL, SECTION F", A SUBDIVISION RECORDED IN BOOK 15 OF MAPS, PAGE 4, PINAL COUNTY RECORDS;

THENCE ALONG THE COMMON WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 17 AND THE WEST LINE OF SAID "DESERT CARMEL SECTION F", NORTH 00 DEGREES 51 MINUTES 11 SECONDS WEST A DISTANCE OF 2678.75 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS COMMON CORNER OF SAID SECTIONS 7, 8, 17 AND SECTION 18, ALSO BEING THE COMMON NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION F" AND THE SOUTHEAST CORNER OF "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 15, PINAL COUNTY RECORDS;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 7 AND THE SOUTH LINE OF SAID "DESERT CARMEL SECTION T", SOUTH 89 DEGREES 52 MINUTES 37 SECONDS WEST A DISTANCE OF 2651.13 FEET TO AN ALUMINUM CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTH QUARTER CORNER OF SAID SECTION 7, ALSO BEING THE SOUTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59, PINAL COUNTY RECORDS;

THENCE ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER AND THE WEST LINE OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59 AND "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS, NORTH 00 DEGREES 28 MINUTES 42 SECONDS EAST A DISTANCE OF 2653.47 FEET TO A BRASS CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 7, ALSO BEING THE NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS;

THENCE ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER AND THE NORTH LINE OF SAID "DESERT CARMEL SECTION T" AS SHOWN IN BOOK 13 OF MAPS, PAGE 70 AND AS SHOWN IN BOOK 14 OF MAPS, PAGE 15, NORTH 89 DEGREES 58 MINUTES 14 SECONDS EAST A DISTANCE OF 2655.20 FEET TO AN IRON PIPE, FOUND AND ACCEPTED AS THE MONUMENT FOR THE COMMON QUARTER CORNER OF SAID SECTIONS 7 AND 8, ALSO BEING THE NORTHEAST CORNER OF SAID "DESERT CARMEL SECTION T" AS SHOWN IN SAID BOOK 14 OF MAPS, PAGE 15;

THENCE ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 8, ALSO BEING THE WEST LINE OF "DESERT CARMEL SECTION N", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 11, PINAL COUNTY RECORDS, NORTH 00 DEGREES 33 MINUTES 13 SECONDS EAST A DISTANCE OF 2655.86 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE NORTHWEST CORNER OF SAID SECTION 8;

THENCE ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER OF SECTION 8, ALSO BEING THE NORTH LINE OF SAID "DESERT CARMEL SECTION N", NORTH 89 DEGREES 52 MINUTES 48 SECONDS EAST A DISTANCE OF 175.02 FEET;

25

THENCE DEPARTING SAID NORTH LINE OF THE NORTHWEST QUARTER, ALONG THE NORTHEASTERLY LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 54 DEGREES 30 MINUTES 05 SECONDS EAST A DISTANCE OF 3130.42 FEET;

THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE, SOUTH 78 DEGREES 33 MINUTES 42.47 SECONDS EAST A DISTANCE OF 2617.87 FEET TO A POINT OF THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 8;

THENCE ALONG THE EAST LINE OF SAID NORTHEAST QUARTER, ALSO BEING THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 26 MINUTES 14 SECONDS WEST A DISTANCE OF 300.00 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE EAST QUARTER CORNER OF SAID SECTION 8;

THENCE ALONG THE EAST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, CONTINUING ALONG THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 29 MINUTES 27 SECONDS WEST A DISTANCE OF 2653.68 FEET TO THE CENTER OF A STEEL MANHOLE COVER, ACCEPTED AS THE COMMON CORNER OF SAID SECTIONS 8 AND 17, SECTIONS 9 AND 16;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, SOUTH 89 DEGREES 52 MINUTES 21 SECONDS WEST A DISTANCE OF 238.58 FEET TO A POINT ON THE CENTERLINE OF KORTSEN ROAD, AS SHOWN ON SAID "DESERT CARMEL SECTION N";

THENCE ALONG SAID CENTERLINE, SOUTH 65 DEGREES 44 MINUTES 32 SECONDS WEST A DISTANCE OF 524.87 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE, SOUTH 46 DEGREES 40 MINUTES 39 SECONDS WEST A DISTANCE OF 171.04 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE, SOUTH 37 DEGREES 11 MINUTES 30 SECONDS WEST A DISTANCE OF 174.04 FEET TO A FOUND REBAR;

THENCE CONTINUING ALONG SAID CENTERLINE, SOUTH 31 DEGREES 18 MINUTES 13 SECONDS WEST A DISTANCE OF 887.38 FEET TO THE INTERSECTION OF THE CENTERLINE OF ESTANQUILLO AVENUE, AS SHOWN ON THE AFOREMENTIONED "DESERT CARMEL SECTION F", BEING MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF ESTANQUILLO AVENUE, NORTH 62 DEGREES 10 MINUTES 29 SECONDS WEST A DISTANCE OF 636.93 FEET TO THE CENTERLINE OF CASTILLO DRIVE;

THENCE ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 23 DEGREES 39 MINUTES 16 SECONDS WEST A DISTANCE OF 145.87 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 27 DEGREES 41 MINUTES 36 SECONDS WEST A DISTANCE OF 152.98 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 33 DEGREES 01 MINUTES 20 SECONDS WEST A DISTANCE OF 120.15 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 38 DEGREES 07 MINUTES 34 SECONDS WEST A DISTANCE OF 208.86 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 44 DEGREES 47 MINUTES 51 SECONDS WEST A DISTANCE OF 146.79 FEET TO THE CENTERLINE OF COCHISE DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

26

THENCE ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 43 DEGREES 03 MINUTES 49 SECONDS EAST A DISTANCE OF 92.16 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 39 DEGREES 31 MINUTES 17 SECONDS EAST A DISTANCE OF 174.63 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 34 DEGREES 53 MINUTES 22 SECONDS EAST A DISTANCE OF 116.33 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 30 DEGREES 49 MINUTES 16 SECONDS EAST A DISTANCE OF 119.33 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 24 DEGREES 33 MINUTES 53 SECONDS EAST A DISTANCE OF 295.97 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 21 DEGREES 49 MINUTES 46 SECONDS EAST A DISTANCE OF 156.67 FEET TO THE CENTERLINE OF FINALY ROAD, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 68 DEGREES 02 MINUTES 10 SECONDS WEST A DISTANCE OF 118.49 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 65 DEGREES 53 MINUTES 58 SECONDS WEST A DISTANCE OF 216.73 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 61 DEGREES 46 MINUTES 21 SECONDS WEST A DISTANCE OF 233.68 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 59 DEGREES 37 MINUTES 17 SECONDS WEST A DISTANCE OF 100.03 FEET TO THE CENTERLINE OF FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE NORTH 34 DEGREES 48 MINUTES 42 SECONDS WEST A DISTANCE OF 78.40 FEET TO A POINT ON SAID CENTERLINE OF FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE SOUTH 44 DEGREES 45 MINUTES 22 SECONDS WEST A DISTANCE OF 82.57 FEET TO AN ALUMINUM CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 17;

THENCE ALONG THE SOUTH LINE OF THE AFOREMENTIONED NORTHWEST QUARTER OF SECTION 17, ALSO BEING THE SOUTH LINE OF THE AFOREMENTIONED "DESERT CARMEL SECTION F", SOUTH 89 DEGREES 35 MINUTES 24 SECONDS WEST A DISTANCE OF 2658.17 FEET TO THE POINT OF BEGINNING;

EXCEPT SUCH PORTIONS OF THE MINERALS AS RESERVED IN DOCKET 843, PAGE 214; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

27

PARCEL 19: DELETED INTENTIONALLY

PARCEL 20: DELETED INTENTIONALLY

PARCEL NO. 21:

THE SOUTHWEST QUARTER OF SECTION 17, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED EXCEPTION AREA 2:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 17, TOWNSHIP 6 SOUTH, RANGE 5 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTHWEST CORNER OF SAID SECTION 17, FROM WHICH A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION, BEARS NORTH 00 DEGREES 50 MINUTES 55 SECONDS WEST A DISTANCE OF 2,678.65 FEET;

THENCE ALONG THE WEST LINE OF SAID SOUTHWEST QUARTER, NORTH 00 DEGREES 50 MINUTES 55 SECONDS WEST, A DISTANCE OF 754.54 FEET;

THENCE DEPARTING SAID WEST LINE, NORTH 89 DEGREES 18 MINUTES 55 SECONDS EAST, A DISTANCE OF 50.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF MONTGOMERY ROAD, BEING THE POINT OF BEGINNING,

THENCE CONTINUING NORTH 89 DEGREES 18 MINUTES 55 SECONDS EAST, A DISTANCE OF 721.54 FEET;

THENCE PARALLEL WITH AND 771.54 FEET EAST OF SAID WEST LINE OF THE SOUTHWEST QUARTER, SOUTH 00 DEGREES 50 MINUTES 55 SECONDS EAST, A DISTANCE OF 721.54 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF CLAYTON ROAD;

THENCE ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, PARALLEL WITH AND 33.00 FEET NORTH OF THE SOUTH LINE OF SAID SOUTHWEST QUARTER, SOUTH 89 DEGREES 18 MINUTES 55 SECONDS WEST, A DISTANCE OF 336.86 FEET TO A POINT ON THE NORTHEASTERLY LINE OF THE CERTAIN POWER LINE EASEMENT AS DESCRIBED IN BOOK 2 OF JUDGMENTS, PAGE 215, RECORDS OF PINAL COUNTY, ARIZONA;

THENCE ALONG SAID NORTHEASTERLY LINE, NORTH 41 DEGREES 48 MINUTES 39 SECONDS WEST, A DISTANCE OF 586.80 FEET TO A POINT ON SAID EASTERLY RIGHT-OF-WAY LINE OF MONTGOMERY ROAD;

THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE, PARALLEL WITH AND 50.00 FEET EAST OF THE WEST LINE OF SAID SOUTHWEST QUARTER, NORTH 00 DEGREES 50 MINUTES 55 SECONDS WEST, A DISTANCE OF 279.52 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

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PARCEL NO. 22: DELETED INTENTIONALLY

PARCEL NO. 23:

SECTION 18, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 24:

SECTION 19, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE EAST HALF OF LOT 4; AND ALSO

EXCEPT THE EAST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER; AND ALSO

EXCEPT THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER; AND ALSO

EXCEPT ALL MINERALS AND MINING RIGHTS AS RESERVED IN WARRANTY DEED RECORDED IN DOCKET 926, PAGE 805; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 25: INTENTIONALLY DELETED

PARCEL NO. 26:

THE SOUTHEAST QUARTER OF SECTION 7, A PORTION OF SECTION 8, AND A PORTION OF SECTION 17, ALL LOCATED WITHIN TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

BEGINNING A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION 17, ALSO BEING THE MOST WESTERLY SOUTHWEST CORNER OF "DESERT CARMEL, SECTION F", A SUBDIVISION RECORDED IN BOOK 15 OF MAPS, PAGE 4, PINAL COUNTY RECORDS;

29

THENCE ALONG THE COMMON WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 17 AND THE WEST LINE OF SAID "DESERT CARMEL SECTION F", NORTH 00 DEGREES 51 MINUTES 11 SECONDS WEST A DISTANCE OF 2678.75 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS COMMON CORNER OF SAID SECTIONS 7, 8, 17 AND SECTION 18, ALSO BEING THE COMMON NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION F" AND THE SOUTHEAST CORNER OF "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 15, PINAL COUNTY RECORDS;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 7 AND THE SOUTH LINE OF SAID "DESERT CARMEL SECTION T", BOOK 14 OF MAPS, PAGE 15 AND BOOK 13 OF MAPS, PAGE 59, PINAL COUNTY RECORDS, SOUTH 89 DEGREES 52 MINUTES 37 SECONDS WEST A DISTANCE OF 2651.13 FEET TO AN ALUMINUM CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTH QUARTER CORNER OF SAID SECTION 7, ALSO BEING THE SOUTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59, PINAL COUNTY RECORDS;

THENCE ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER AND THE WEST LINE OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59 AND "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS, NORTH 00 DEGREES 28 MINUTES 42 SECONDS EAST A DISTANCE OF 2653.47 FEET TO A BRASS CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 7, ALSO BEING THE NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS;

THENCE ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER AND THE NORTH LINE OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 70 AND AS SHOWN IN BOOK 14 OF MAPS, PAGE 15, NORTH 89 DEGREES 58 MINUTES 14 SECONDS EAST A DISTANCE OF 2655.20 FEET TO AN IRON PIPE, FOUND AND ACCEPTED AS THE MONUMENT FOR THE COMMON QUARTER CORNER OF SAID SECTIONS 7 AND 8, ALSO BEING THE NORTHEAST CORNER OF SAID "DESERT CARMEL SECTION T" AS SHOWN IN SAID BOOK 14 OF MAPS, PAGE 15;

THENCE ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 8, ALSO BEING THE WEST LINE OF "DESERT CARMEL SECTION N", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 11, PINAL COUNTY RECORDS, NORTH 00 DEGREES 33 MINUTES 13 SECONDS EAST A DISTANCE OF 2655.86 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE NORTHWEST CORNER OF SAID SECTION 8 AND ALSO THE NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION N";

THENCE ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER OF SECTION 8, ALSO BEING THE NORTH LINE OF SAID "DESERT CARMEL SECTION N", NORTH 89 DEGREES 52 MINUTES 48 SECONDS EAST A DISTANCE OF 175.02 FEET;

THENCE DEPARTING SAID NORTH LINE OF THE NORTHWEST QUARTER, ALONG THE NORTHEASTERLY LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 54 DEGREES 30 MINUTES 05 SECONDS EAST A DISTANCE OF 3130.42 FEET;

THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE, SOUTH 78 DEGREES 33 MINUTES 42 SECONDS EAST A DISTANCE OF 2617.87 FEET TO A POINT OF THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 8, ALSO BEING THE NORTHEAST CORNER OF SAID "DESERT CARMEL SECTION N";

THENCE ALONG THE EAST LINE OF SAID NORTHEAST QUARTER, ALSO BEING THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 26 MINUTES 14 SECONDS WEST A DISTANCE OF 300.00 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE EAST QUARTER CORNER OF SAID SECTION 8;

30

THENCE ALONG THE EAST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, CONTINUING ALONG THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 29 MINUTES 27 SECONDS WEST A DISTANCE OF 2653.68 FEET TO THE CENTER OF A STEEL MANHOLE COVER, ACCEPTED AS THE COMMON CORNER OF SAID SECTIONS 8 AND 17, SECTIONS 9 AND 16, TOWNSHIP 6 SOUTH, RANGE 5 EAST;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, SOUTH 89 DEGREES 52 MINUTES 21 SECONDS WEST A DISTANCE OF 238.58 FEET TO A POINT ON THE CENTERLINE OF KORTSEN ROAD, AS SHOWN ON SAID "DESERT CARMEL SECTION N";

THENCE SOUTH 65 DEGREES 44 MINUTES 32 SECONDS WEST A DISTANCE OF 524.87 FEET TO A POINT ON SAID CENTERLINE OF KORTSEN ROAD;

THENCE SOUTH 46 DEGREES 40 MINUTES 39 SECONDS WEST A DISTANCE OF 171.04 FEET TO A POINT ON SAID CENTERLINE OF KORTSEN ROAD;

THENCE SOUTH 37 DEGREES 11 MINUTES 30 SECONDS WEST A DISTANCE OF 174.04 FEET TO A FOUND REBAR TO A POINT ON SAID CENTERLINE OF KORTSEN ROAD;

THENCE ALONG SAID CENTERLINE OF KORTSEN ROAD, SOUTH 31 DEGREES 18 MINUTES 13 SECONDS WEST A DISTANCE OF 887.38 FEET TO THE INTERSECTION OF THE CENTERLINE OF ESTANQUILLO AVENUE, AS SHOWN ON THE AFOREMENTIONED "DESERT CARMEL SECTION F", BEING MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF ESTANQUILLO AVENUE, NORTH 62 DEGREES 10 MINUTES 29 SECONDS WEST A DISTANCE OF 636.93 FEET TO THE CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 23 DEGREES 39 MINUTES 16 SECONDS WEST A DISTANCE OF 145.87 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 27 DEGREES 41 MINUTES 36 SECONDS WEST A DISTANCE OF 152.98 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 33 DEGREES 01 MINUTE 20 SECONDS WEST A DISTANCE OF 120.15 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 38 DEGREES 07 MINUTES 34 SECONDS WEST A DISTANCE OF 208.86 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 44 DEGREES 47 MINUTES 51 SECONDS WEST A DISTANCE OF 146.79 FEET TO A POINT AT THE CENTER OF THE INTERSECTION OF CASTILLO DRIVE AND COCHISE DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE SOUTH 43 DEGREES 03 MINUTES 49 SECONDS EAST A DISTANCE OF 92.16 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 39 DEGREES 31 MINUTES 17 SECONDS EAST A DISTANCE OF 174.63 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 34 DEGREES 53 MINUTES 22 SECONDS EAST A DISTANCE OF 116.33 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

31

THENCE SOUTH 30 DEGREES 49 MINUTES 16 SECONDS EAST A DISTANCE OF 119.33 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 24 DEGREES 33 MINUTES 53 SECONDS EAST A DISTANCE OF 295.97 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 21 DEGREES 49 MINUTES 46 SECONDS EAST A DISTANCE OF 156.67 FEET TO THE CENTERLINE OF FINALY ROAD, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 68 DEGREES 02 MINUTES 10 SECONDS WEST A DISTANCE OF 118.49 FEET;

THENCE SOUTH 65 DEGREES 53 MINUTES 58 SECONDS WEST A DISTANCE OF 216.73 FEET TO A POINT ON SAID CENTERLINE OF FINALY ROAD;

THENCE SOUTH 61 DEGREES 46 MINUTES 21 SECONDS WEST A DISTANCE OF 233.68 FEET TO A POINT ON SAID CENTERLINE OF FINALY ROAD;

THENCE SOUTH 59 DEGREES 37 MINUTES 17 SECONDS WEST A DISTANCE OF 100.03 FEET TO A POINT AT THE CENTER OF THE INTERSECTION OF FINALY ROAD AND FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE NORTH 34 DEGREES 48 MINUTES 42 SECONDS WEST A DISTANCE OF 78.40 FEET TO A POINT ON SAID CENTERLINE OF FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE SOUTH 44 DEGREES 45 MINUTES 22 SECONDS WEST A DISTANCE OF 82.57 FEET TO AN ALUMINUM CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 17;

THENCE ALONG THE SOUTH LINE OF THE AFOREMENTIONED NORTHWEST QUARTER OF SECTION 17, ALSO BEING THE SOUTH LINE OF THE AFOREMENTIONED "DESERT CARMEL SECTION F", SOUTH 89 DEGREES 35 MINUTES 24 SECONDS WEST A DISTANCE OF 2658.17 FEET TO THE POINT OF BEGINNING;

EXCEPT CANDLESTICK DRIVE AS DEDICATED ON PLAT OF DESERT CARMEL SECTION "N", ACCORDING TO BOOK 14 OF MAPS, PAGE 11, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT CANDLESTICK DRIVE AS DEDICATED ON PLAT OF DESERT CARMEL SECTION "F", ACCORDING TO BOOK 15 OF MAPS, PAGE 4, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 2, 3, 4, 27, 28, 40, 62, 65, 83, 84, 97, 104, 129, 151, 152, 154, 156, 157, 170, AND 171, DESERT CARMEL SECTION "T", PER PLAT RECORDED IN BOOK 13 OF MAPS AND PLATS AT PAGE 59, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 250, 292, 329, AND 332, DESERT CARMEL SECTION "T", PER PLAT RECORDED IN BOOK 13 OF MAPS AND PLATS AT PAGE 70, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

32

EXCEPT LOTS 401, 416, 428, 437, 438, 642, 648, AND 659, DESERT CARMEL SECTION "T", PER PLAT RECORDED IN BOOK 14 OF MAPS AND PLATS AT PAGE 15, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 194, 240, 395 AND 427, DESERT CARMEL SECTION "N", PER PLAT RECORDED IN BOOK 14 OF MAPS AND PLATS AT PAGE 11, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 79, 427, 502, 506, 592 AND 596, DESERT CARMEL SECTION "F", ACCORDING TO BOOK 15 OF MAPS, PAGE 4, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT THOSE PORTIONS LYING WITHIN DEED RECORDED IN 2019-51043 OF OFFICIAL RECORDS; AND

EXCEPT THOSE PORTIONS LYING WITHIN DEED RECORDED IN 2020--108607 OF OFFICIAL RECORDS; AND

EXCEPT THOSE PORTIONS LYING WITHIN DEED RECORDED IN 2020-108612 OF OFFICIAL RECORDS; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 30, 2007 AS 2007-131163, 2007-131164, 2007-131165, 2007-131166 EACH OF OFFICIAL RECORDS.

33

 ___________

EXHIBIT A

(cont.)

___________

Water Rights, Claims and Registrations

to be assigned or otherwise transferred from Seller to Buyer

Well Registrations (by registration number and cadastral)

Township 6 South, Range 4 East

55-503527 D(6-4) 12ADD

55-504950 D(6-4) 12ADD

55-609655 D(6-4) 13ABB

55-609656 D(6-4) 13ACC

55-609660 D(6-4) 13ADD

55-612885 D(6-4) 13ADD

55-528249 D(6-4) 13BCB

55-609659 D(6-4) 13CDD

55-605499 D(6-4) 13DAA

55-605498 D(6-4) 13DCB

55-508651 D(6-4) 23BCC

55-605496 D(6-4) 24AAA

55-605521 D(6-4) 24ADD

55-609657 D(6-4) 24BAD

55-612887 D(6-4) 24BAD

55-609658 D(6-4) 24BDD

55-612886 D(6-4) 24BDD

Township 6 South, Range 4 East (cont.)

55-605523 D(6-4) 24DAD

55-605522 D(6-4) 24DDA

55-809358 D(6-4) 24DDD

Township 6 South, Range 5 East

55-561125 D(6-5) 5

55-561126 D(6-5) 7

55-612883 D(6-5) 07DCC

55-561127 D(6-5) 08

55-561128 D(6-5) 17

55-561129 D(6-5) 18

55-609661 D(6-5) 18CCC

55-612884 D(6-5) 18DCC

55-603940 D(6-5) 19ADC

55-557442 D(6-5) 19ADC

55-603936 D(6-5) 19BBC

Grandfathered Groundwater Rights (“GFR”):

58-104069.0007 Irrigation GFR—split between Seller and Buyer.

58-110104.0003 (or successor right)—Type 1 GFR; entire right to be conveyed.

Statements of Claimant filed in the Adjudication of the Gila River System and Source:

39-26450 39-26451 39-26452 39-26453 39-26454 39-26455 39-26523 39-26524 39-33805 39-33806	39-33807 39-33808 39-33809 39-33810 39-33811 39-34912 39-34919 39-34920 39-34921 39-34922	39-33807 39-33808 39-33809 39-33810 39-33811 39-34912 39-34919 39-34920 39-34921 39-34922	39-34923 39-34924 39-34925 39-34926 39-34928 39-36020 39-36021 39-36022 39-36023 39-36024	39-36025 39-39103 39-39104 39-39105 39-39106 39-39107 39-39108

 *The water right interests set forth on this page are subject to verification prior to the expiration of the Due Diligence Period

34

___________

EXHIBIT B

___________

FORM OF PROMISSORY NOTE

[attached]

35

SECURED PROMISSORY NOTE

$86,232,500.00	Casa Grande, Arizona	________________________, 2023

For value received, the undersigned, MESA COBRE HOLDING CORPORATION, a Delaware corporation, with an address of 501 N. Florence St., Suite 102, Casa Grande, Arizona 85122 (“Borrower”), promises to pay to the order of WOLFF-HARVARD VENTURES, LP a Delaware limited partnership, whose address is 17700 N Pacesetter Way, Suite 100, Scottsdale, Arizona 85255 (“Holder”), the principal sum of Eighty-Six Million Two Hundred and Thirty-Two Thousand Five Hundred Dollars and no cents ($86,232,500.00) with interest thereon from , 2023 (the “Commencement Date”) until the date that is fifty-four months following the Commencement Date (the “Maturity Date”) at an interest rate of the Prime Rate (as defined below) plus one percent (1%). For purposes hereof, the term “Prime Rate” means, for any day, an interest rate per annum equal to the interest rate set forth in The Wall Street Journal as the Prime Rate (or an equivalent rate) for such day, or, if such interest rate shall not be so set forth for such day, for the then most recent day for which such interest rate is so set forth; provided, that if such interest rate shall be less than zero, the Prime Rate shall be deemed to be zero for purposes of this Note.

Interest shall accrue daily on the outstanding principal balance and shall be calculated on the basis of a 365 day year.

Borrower shall make payments of principal and interest of this Secured Promissory Note (this “Note”) to Holder as follows:

1.

On or before the date that is six (6) months following the Commencement Date, Borrower shall pay Thirty-Four Million Two Hundred and Sixty-Five Thousand Dollars ($34,265,000.00), plus then current accrued interest, in immediately available funds.

2.

On or before the date that is eighteen (18) months following the Commencement Date, Borrower shall pay Twelve Million Nine Hundred Ninety-One Thousand and Eight Hundred and Seventy-Five 00/100 Dollars ($12,991,875.00), plus then current accrued interest, in immediately available funds.

3.

On or before the date that is thirty (30) months following the Commencement Date, Borrower shall pay Twelve Million Nine Hundred Ninety-One Thousand and Eight Hundred and Seventy-Five 00/100 Dollars ($12,991,875.00), plus then current accrued interest, in immediately available funds.

4.

On or before the date that is forty-two (42) months following the Commencement Date, Borrower shall pay Twelve Million Nine Hundred Ninety-One Thousand and Eight Hundred and Seventy-Five 00/100 Dollars ($12,991,875.00), plus then current accrued interest, in immediately available funds.

5.

On or before the date that is fifty-four (54) months following the Commencement Date, Borrower shall pay the balance of the amount due hereunder, which is Twelve Million Nine Hundred Ninety-One Thousand and Eight Hundred and Seventy-Five 00/100 Dollars ($12,991,875.00), plus then current accrued interest, in immediately available funds.

[Subject to Adjustment per Purchase and Agreement Section 2 and 11. Section 2 adjustments can be made before Closing; Section 11 adjustments may be later]

36

All payments under this Note shall be in lawful money of the United States of America to Holder via wire instructions confirmed by Holder at least ten (10) business days prior to the applicable due date of payment or in such other manner the Holder may accept or otherwise designate in writing. Payments received under this Note shall be applied: (a) first, to late charges, costs of collection and sums due and payable under this Note; (b) second, to accrued and unpaid interest under this Note; and (c) third, to the outstanding principal under this Note. The entire principal balance under this Note and accrued but unpaid interest shall be due and payable in full on the Maturity Date. Time is of the essence with respect to the obligations of Borrower under this Note.

Should Borrower shall fail to make any payment required under this Note on or prior to the applicable due date, the Holder will incur extra expenses for the handling of the of the delinquent payment or payments and the loss of the use of the money due, the exact amount of such extra expense being impossible to ascertain. Therefore, the Holder has required and the Borrower has agreed that a charge of two percent (2%) of the past due amount (the “Late Charge”) would be a fair approximation of the expense so incurred by Holder for the actual cost, opportunity cost and other costs of the delinquent payments and the loss of the use of the money due. If the past due amount is not paid within five (5) business days of the due date, the Late Charge will increase to five (5) percent (5%).

Notwithstanding the foregoing, the outstanding principal balance and all accrued interest, together with any other amounts owing under this Note, may be prepaid at any time and from time to time without penalty of any kind.

Each of the following will constitute an event of default (“Event of Default”):

(i)	Failure by the Borrower to make a payment to Holder when due under this Note; and

(ii)	The breach or violation by Borrower of any of the material provisions of the Deed of Trust securing this Note after the expiration of any applicable cure period.

This Note is secured by a Deed of Trust and Assignment of Rents (the “Deed of Trust”) of approximately even date herewith executed by Borrower, as trustor, for the benefit of Holder, as beneficiary, to be recorded against the Property.

After any Event of Default under this Note and so long as such default remains uncured, at the option of the Holder upon acceleration of maturity, the unpaid principal sum hereof shall bear interest at the lesser of: (i) the maximum rate allowable by law, and (ii) the rate of twelve percent (12%) per annum.

This Note shall be construed according to the laws of the State of Arizona, without regard to its conflict of law principles and at the option of Lender, the court of competent jurisdiction of the State of Arizona shall have jurisdiction over any action, suit or other proceeding arising out of or relating to any act taken or omitted hereunder or the enforcement of this Note and Borrower shall not assert in any such action, suit or other proceeding that it is not subject to the jurisdiction of such courts, that the action, suit or other proceeding is brought in an inconvenient forum or that the venue of the action, suit or other proceeding is improper.

The Borrower intends and believes that each provision of this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Note is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provisions was not contained therein, and the rights, obligations and interests of Borrower and Holder under the remainder of this Note shall continue in full force and effect.

37

Notwithstanding any provision herein, the total liability for payments of interest and in the nature of the interest shall not exceed the limits imposed by the usury laws of the State of Arizona. If Holder, receives as interest an amount which would exceed such limits, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance and not to the payment of interest and if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted to Borrower by Holder, and Borrower hereby agrees to accept such remittance.

No delay or omission of Holder to exercise any of its rights and remedies under this Note at any time following the occurrence of an Event of Default shall constitute a waiver of the rights of Holder to exercise such right and remedies at a later time by reason of an Event of Default or by reason of any subsequently occurring Event of Default. Time is of the essence as to each payment and other obligations of Borrower under to this Note. The acceptance by Holder of Payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Holder’s right to either require prompt payment when due of all other sums payable hereunder or to declare a Event of Default for failure to make prompt payment. This Note, or any payment hereunder, may be extended from time to time only by agreement in writing between Borrower and Holder and any such extension shall not in any way affect the liability and obligations of Borrower under this Note.

The provision of this Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns.

The remedies of Holder as provided in this Note, and the covenants contained herein shall be cumulative and concurrent, may be pursued singly, successively or together at the sole discretion of Holder, may be exercise as often as occasion for their exercise shall occur and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of such rights or remedy. No remedy under this Note, conferred upon or reserved to Holder is intended to be exclusive of any other remedy provided in this Note or provided by law, but each shall be cumulative and shall be in addition to every other remedy given hereunder or not or hereafter existing at law or in equity or by statute.

All notices, requests, and demands which any party is required or may desire to give to any other party under any provision of this Note must be in writing delivered to each party at the address set forth in this Note or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by overnight delivery, upon receipt. All prior and contemporaneous agreements, representations, and understandings of the parties, oral or written, are superseded by and merged in this Note.

38

IN WITNESS WHEREOF, the undersigned has executed this Secured Promissory Note as of the day and year first above written.

BORROWER:
MESA COBRE HOLDING CORPORATION,
a Delaware corporation

By:
Its:

39

___________

EXHIBIT C

___________

FORM OF DEED OF TRUST

[attached]

40

Recorded at the Request of:

When Recorded, mail to:

Jon A. Titus, Esq.--

TITUS BRUECKNER SPITLER & SHELTS PLC

8355 East Hartford Drive, Suite 200

Scottsdale, Arizona 85255

DEED OF TRUST AND ASSIGNMENT OF RENTS

THIS DEED OF TRUST AND ASSIGNMENT OF RENTS (this “Deed of Trust”), is made between MESA COBRE HOLDING CORPORATION, a Delaware corporation (“Trustor”), with an address of 501 N. Florence St., Suite 102, Casa Grande, Arizona 85122, and First American Title Insurance Company (“Trustee”), whose mailing address is: for the benefit of WOLFF-HARVARD VENTURES, LP, a Delaware limited partnership (“Beneficiary”), whose address is 17700 N Pacesetter Way, Suite 100, Scottsdale, Arizona 85255.

WITNESSETH:

WHEREAS, Trustor owns that certain real property located in located in Pinal County, State of Arizona, described on Exhibit A attached hereto and made a part hereof, together with (a) all buildings, improvements, and fixtures thereon, if any; (b) any water rights, water shares or other water interests used or appurtenant to such real property (c) any intangible property owned by Transfer and relating solely and specifically to the Property, including any transferable licenses, permits, approvals, certificates of occupancy, or entitlements and (d) other rights and interest appurtenant to the Property, including all surface access rights (collectively, the “Property”).

WHEREAS, this Deed of Trust is being provided to secure that certain Secured Promissory Note of even date herewith in the principal sum of $86,232,500.00 executed by Trustor to the order of Beneficiary (the “Note”). [Subject to Adjustment]

NOW THEREFORE, this Deed of Trust is made as follows:

1. That Trustor irrevocably grants, conveys, transfers and assigns to Trustee in trust, with Power of Sale, the above described real property, together with leases, rents, issues, profits, or income thereto; subject to existing taxes, assessments, liens encumbrances, covenants, conditions, restrictions, rights-of-way, easements, and all matters of record.

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

2. Trustor shall: (i) comply with all laws affecting the Property or requiring any alterations or improvements to be made thereon; (ii) not commit or permit waste thereof; and (iii) not commit, suffer or permit any act upon the Property in violation of law.

3. Trustor shall appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Beneficiary or Trustee; and shall pay all costs and expenses of Beneficiary and Trustee, including cost of evidence of title and attorney’s fees in a reasonable sum in such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust.

41

4. Trustor shall pay prior to delinquency all taxes and assessments affecting the Property.

5. Should Trustor fail to make any payment or to do any act as provided in this Deed of Trust, then the Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may; make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Property for such purposes; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgement of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees. Trustor shall pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expending at the rates provided in the Note secured by this Deed of Trust.

IT IS MUTUALLY AGREED:

6. That any award of damages in connection with any condemnation or any such taking, or for injury to the Property by reason of public use, or for damages for private trespass or injury thereto, is retained by Trustor.

7. That time is of the essence of this Deed of Trust, and that by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

8. If Trustor receives any notice of (i) the happening of any event involving the spill, release, leak, seepage, discharge or cleanup of any Hazardous Substance on, or in connection with, the Property, or in connection with operations thereon, or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental, health or safety matter affecting or related to the Property (an “Environmental Complaint”) from any person or entity (including without limitations the EPA), then Trustor shall immediately notify Beneficiary orally and in writing of said notice. “Hazardous Substance” shall mean and include those elements or compounds which are from time to time contained in the list of hazardous substances adopted by the United States Environmental Protection Agency (“EPA”) and the list of toxic pollutants designated by Congress or the EPA, or defined by any other Federal, state or local statue, law ordinance, code, rule, regulation, order or decree regulating, relation to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

9. At any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, and upon payment of its fees, Trustee may (A) by Deed of Partial Release and Partial Reconveyance release and reconvey, without covenant or warranty, express or implied, any portion(s) of the Property then held hereunder; the recitals In such Deed of Partial Release and Partial Reconveyance of any matters shall be conclusive proof of the truthfulness thereof; the grantee in such Deed of Partial Release and Partial Reconveyance may be described as “The Person or Persons Legally Entitled Thereto”, (B) consent to the making of any map or plat thereof; (C) join in granting any easement thereon; or (D) join in any extension agreement or any agreement subordinating the lien or charge hereof. Beneficiary shall execute such release upon such Deed if so requested by Trustee.

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10. Upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall by Deed of Release and Full Reconveyance release and reconvey, without covenants or warranty, express or implied, the Property then held hereunder. The recitals in such Deed of Release and Full Reconveyance of any matters shall be conclusive proof of the truthfulness thereof. The grantee in such Deed of Release and Full Reconveyance may be described as: “The Person or Persons Legally Entitled Thereto.”

11. Trustor shall not sell, convey, assign, transfer, lease or dispose of any portion of the Property (in one or more transactions) exceeding one hundred fifty (150) acres collectively, or any interest therein, or enter into any agreement for any of the foregoing, in any case without the prior written consent and approval of Beneficiary, which shall not be unreasonably conditioned, withheld or delayed. The location of any Property shall be proposed by Trustor and shall be subject to the consent of Beneficiary, which consent shall not be unreasonably conditioned, withheld or delayed. In the event of sale, conveyance, assignment, transfer, lease or disposal of Property in accordance with the preceding sentences, Trustor will pay to Beneficiary the collateralized value of such Property, and such Property shall be released from the Deed of Trust. Collateralized value shall mean Twenty-Two Thousand One Hundred Fifty Dollars ($22,150) per acre for Areas 1 and 3; and Sixteen Thousand Dollars ($16,000) per acre for Area 2, Area 527, the 160 Parcel and the 168 Parcel as described in the Purchase and Sale Agreement between Trustor and Beneficiary.

Trustor shall not directly or indirectly create or permit to remain, and will promptly discharge, any mortgage, financial lien or encumbrance or charge on, pledge of, security interest in, or conditional sale or either title retention agreement with respect to, or any part of the Property (including, without limitation, any lien, encumbrance or charge as a result of the operation of law) other than: (i) the lien and security interest of this Deed of Trust; and (ii) liens for taxes, assessments and other governmental charges which are not at the time required to be paid. In the event Trustor sells all or any part of the Property or encumbers all or any part of the Property to secure any obligations other than that owed to the Beneficiary, in violation of the above provisions, the entire balance of the Note secured by this Deed of Trust shall become immediately due and payable, following notice of default and a thirty (30) day opportunity cure. In the event a controlling interest in Trustor or more than fifty percent (50%) of the equity interest of Trustor is sold or transferred to a third person who is not an affiliate of Trustor, such sale or transfer shall be subject to the provisions of this section.

12. Prior to commencement of Mine Construction Activities (as defined herein), Trustor shall pay off the balance of the Note secured by this Deed of Trust. For purposes of this section, Mine Construction Activities is defined as any significant earthmoving or excavation directly related to the construction of the mine ramp or the initial box cut related to the mine ramp, and construction related to mine processing facilities. Trustor shall be permitted to (1) continue to undertake all activities authorized under the Surface Use Agreement dated August 3, 2021, and (2) undertake any pre-Mine Construction Activities including site testing and preparation related to the construction of a mining project. Trustor shall propose the location of easement locations for the placement of utilities on the Property, and shall be subject to the consent of Beneficiary, which consent shall not be unreasonably conditioned, withheld or delayed.

13. As additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority during the continuance of this Trust, to collect the property income, reserving unto Trustor the right, after any uncured default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such property income as it becomes due and payable. Upon such uncured default, Beneficiary may at any time without notice , either in person by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, or the solvency of the Trustor, enter upon and take possession of the Property or any part thereof, in his own name sue for or otherwise collect such property income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection including reasonable attorney’s fees, upon taking possession of the Property. The collection of such property income and the application therefore, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

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14. That upon uncured default by Trustor in the payment of any indebtedness secured any hereby or in compliance with any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice thereof, setting forth the nature thereof, and of election to cause to be sold the Property under this Deed of Trust. Provided however, in the event of Trustor’s failure to comply with section 12 above, Trustor shall have a period of sixty (60) days (or such cure period reasonably required based on diligent actions to cure) from written notice of default to cure its breach which shall include, without limitation, restoring the Property to its original condition prior to the construction activities in breach as determined by Beneficiary in its reasonable discretion. If Trustor fails to cure such breach within such cure period, the full amount of the Note shall immediately become due and payable and Beneficiary may pursue any of its legal or equitable remedies under the Note or this Deed of Trust and applicable law. Beneficiary also shall deposit with Trustee this Deed of Trust, the Note, and all documents evidencing expenditures secured hereby.

15. Trustee shall record and give notice of Trustee’s sale in the manner required by law, and after the lapse of such time as may then be required by law, Trustee shall sell, in the manner required by law, the Property at public auction at the time and place fixed by it in the notice of Trustee’s sale to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuance by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, expressed or implied. Any persons, including Trustor, Trustee or Beneficiary, may purchase at such sale.

16. After deducting all costs, fees, and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale and reasonable attorney’s fees, Trustee shall apply the proceeds of sale to payment of: all sums then secured hereby and all other sums due under the terms hereof, with accrued interest; and the remainder, if any, to the person or persons legally entitled thereto, or as provided in A.R.S. 33-812. To the extent permitted by law, an action may be maintained by Beneficiary to recover a deficiency judgement for any balance due hereunder.

17. The purchaser at the Trustee’s sale shall be entitled to immediate possession of the Property against the Trustor and shall have a right to the summary proceedings to obtain a possession provided in Title 12, Chapter 8, Article 4, Arizona Revised Statues, together with costs and reasonable attorney’s fees.

18. In the alternative to foreclosure by Trustee’s Sale, the Beneficiary may foreclose by judicial proceedings, and in such event, the election to declare the unpaid balance immediately due and payable may be made in the complaint. In such judicial proceedings Beneficiary shall be entitled to reasonable attorney’s fees, costs of foreclosure report and all sums advanced with interest.

19. That Beneficiary may appoint a successor Trustee in the manner prescribed by law.

20. Trustee herein shall, without conveyance from the predecessor Trustee, succeed to all the predecessor’s title, estate, rights, powers and duties. Trustee may resign by mailing or delivering notice thereof to Beneficiary and Trustor.

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21. That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors, and assigns. The term Beneficiary shall mean the owner and holder of the Note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

22. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party unless brought by Trustee. In the event Trustee is made a party in any legal or court proceeding as a result of litigation between the Trustor and Beneficiary or between a third party and either or both of Trustor and/or Beneficiary, the attorney’s fees and costs of Trustee shall be paid by either Trustor or Beneficiary, whichever being the non-prevailing party.

23. Trustor hereby protects, indemnifies and saves harmless Beneficiary, its officers, directors, partners, representatives, agents and employees, from and against any and all liabilities, obligations, claims damages, penalties, causes of action, costs and expense (including without limitation, reasonable attorney’s fees and expenses whether or not litigation has been commenced and in all trial, bankruptcy and appellate proceedings) imposed upon, incurred by, or asserted against Beneficiary or any of such persons by reason of (a) ownership of any interest in the Property of any part thereof, (b) any accident, injury to or death of person or loss of or damage to property occurring on or about the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (c) any use, disuse or condition of the Property or any part thereof, or the adjoining sidewalks, curbs, vaults and vault space, if any, or any streets or ways, (d) any failure on the part of Trustor to perform or comply with any of the terms hereof, or any inaccuracy in any representation or warranty made by Trustor herein (e) any defense of the right, title or interest conveyed by this Deed of Trust, (f) the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, (g) any subsidence or erosion of any part of the surface of the Property, or (h) the location or existence of asbestos or Hazardous Substance on, at, in or under the Property or any part thereof. If any action, suit or proceeding is brought against Beneficiary, or any of its officers, directors, partners, representatives, agents or employees, for any such reason, Trustor, upon the request of any such individual or entity, shall at Trustor’s expense, cause such action, suit or proceedings to be resisted and defended by counsel satisfactory to Beneficiary or such individual or entity. Any amounts payable to an indemnified person under this Section which are not paid within ten (10) days after written demand therefor shall bear interest at the rate of twelve percent (12%) from the date of such demand, and such amounts, together with such interest, shall be indebtedness secured by this Deed of Trust. The obligations of Trustor under this Section shall survive any defeasance of the Deed of Trust.

24. Time is of the essence of this Deed of Trust and each and every provision hereof.

25. Trustor and Beneficiary agree that the trust relationship created by this instrument is strictly limited to the creation and enforcement of a security interest in real property. Thus, all Trustee’s duties, fiduciary or otherwise, are strictly limited to those imposed by this document and A.R.S. 33-801 through 33-821, inclusive, and no additional duties, burdens or responsibilities shall be placed on the Trustee.

26. The Trustor requests that a copy of any Notice of Trustee’s Sale hereunder be mailed to Trustor at the Trustor’s address set forth herein. All notices required hereby shall be sent to the addresses indicated above unless such party shall have recorded a Request for Notice pursuant to A.R.S. 33-809A in the county recorder’s office of the county where the Property encumbered hereby is located, indicating a different address.

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IN WITNESS WHEREOF, the undersigned has executed this Deed of Trust and Assignment of Rents as of the day and year first above written.

TRUSTOR:

MESA COBRE HOLDING CORPORATION,
a Delaware corporation

By:
Its:

STATE OF ARIZONA	)
) ss.
County of _______________	)

The foregoing instrument was acknowledged before me this ___ day of ____________, 2023, by , the ______________________ of MESA COBRE HOLDING CORPORATION, a Delaware corporation, on behalf of said corporation.

Notary Public

My commission expires: ___________________

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Exhibit A to

Deed of Trust and Assignment of Rents

Description of the Property

The Land referred to herein below is situated in the County of Pinal, State of Arizona, and is described as follows:

PARCEL NO. 1:

LOTS 1, 2 AND 5 AND THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 1, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE SOUTH 115.5 FEET OF SAID LOT 5; AND ALSO EXCEPT THE SOUTH 115.5 FEET OF THE SAID SOUTHWEST QUARTER OF THE NORTHEAST QUARTER; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 2

LOTS 6 AND 7 AND THE WEST HALF OF THE SOUTHEAST QUARTER OF SECTION 1, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 140 FEET OF SAID LOT 6; AND ALSO

EXCEPT THE NORTH 140 FEET OF THE SAID WEST HALF OF THE SOUTHEAST QUARTER; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 3

LOTS 3 AND 4 AND THE WEST HALF OF THE SOUTHEAST QUARTER AND THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

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EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED EXCEPTION AREA 3:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT A REBAR, FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION 12, FROM WHICH A BRASS CAP FLUSH, FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTHWEST CORNER OF SAID SECTION, BEARS SOUTH 00 DEGREES 07 MINUTES 00 SECONDS EAST A DISTANCE OF 2,642.12 FEET;

THENCE ALONG THE NORTH LINE OF SAID SOUTHWEST QUARTER, NORTH 89 DEGREES 54 MINUTES 09 SECONDS EAST, A DISTANCE OF 33.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY LINE OF INDIAN VALLEY ROAD, BEING THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID NORTH LINE, NORTH 89 DEGREES 54 MINUTES 09 SECONDS EAST, A DISTANCE OF 660.00 FEET;

THENCE DEPARTING SAID NORTH LINE, PARALLEL WITH AND 693.00 FEET EAST OF THE WEST LINE OF SAID SOUTHWEST QUARTER, SOUTH 00 DEGREES 07 MINUTES 00 SECONDS EAST, A DISTANCE OF 660.00 FEET;

THENCE PARALLEL WITH AND 660.00 FEET SOUTH OF SAID NORTH LINE, SOUTH 89 DEGREES 54 MINUTES 09 SECONDS WEST, A DISTANCE OF 660.00 FEET TO A POINT ON SAID EAST RIGHT-OF-WAY;

THENCE ALONG SAID EAST RIGHT-OF-WAY, PARALLEL WITH AND 33.00 FEET EAST OF SAID WEST LINE, NORTH 00 DEGREES 07 MINUTES 00 SECONDS WEST, A DISTANCE OF 660.00 FEET TO THE POINT OF BEGINNING; AND

EXCEPT THAT PORTION CONVEYED TO MILLETT FARMS LLC BY SPECIAL WARRANTY DEED RECORDED NOVEMBER 9, 2022 AS 2022-114358 OF OFFICIAL RECORDS AND DESCRIBED AS FOLLOWS:

A PORTION OF THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF SAID SECTION 12, MONUMENTED WITH A HALF INCH REBAR WITH NO IDENTIFICATION, WHICH BEARS, NORTH 00 DEGREES 03 MINUTES 10 SECONDS WEST 2640.82 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 12, MONUMENTED WITH A TWO INCH ALUMINUM CAP MARKED L.S. 18214;

THENCE ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 12, NORTH 89 DEGREES 55 MINUTES 06 SECONDS EAST 693.00 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID NORTH LINE, NORTH 89 DEGREES 55 MINUTES 06 SECONDS EAST 1948.40 FEET TO THE CENTER OF SAID SECTION 12;

THENCE ALONG THE EAST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 12, SOUTH 00 DEGREES 07 MINUTES 21 SECONDS EAST 44.64 FEET TO A POINT ON THE PROLONGATION OF AN EXISTING FENCE LINE;

THENCE ALONG SAID FENCE LINE, SOUTH 89 DEGREES 20 MINUTES 53 SECONDS WEST 884.29 FEET;

THENCE CONTINUING ALONG SAID FENCE LINE, SOUTH 89 DEGREES 23 MINUTES 05 SECONDS WEST 863.52 FEET;

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THENCE CONTINUING ALONG SAID FENCE LINE, SOUTH 89 DEGREES 18 MINUTES 27 SECONDS WEST 200.75 FEET TO A POINT ON A LINE 693.00 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST

QUARTER OF SAID SECTION 12;

THENCE ALONG SAID PARALLEL LINE, NORTH 00 DEGREES 03 MINUTES 10 SECONDS WEST 63.63 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 4

THE NORTHEAST QUARTER OF SECTION 12, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL COAL AND OTHER MINERALS, AS RESERVED IN THE PATENT RECORDED IN BOOK 64 OF DEEDS, PAGE 175; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 5

SECTION 13, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 6

THE NORTHEAST QUARTER AND THE NORTHWEST QUARTER AND THE SOUTHEAST QUARTER OF SECTION 23, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

49

EXCEPT ALL COAL AND OTHER MINERALS IN SAID NORTHWEST QUARTER AS RESERVED IN THE PATENT RECORDED IN BOOK 38 OF DEEDS, PAGE 19; AND ALSO

EXCEPT THE SOUTH 50 FEET OF THE SOUTHEAST QUARTER FOR ROADWAY AS GRANTED TO THE STATE OF ARIZONA IN DEED RECORDED IN BOOK 49 OF DEEDS, PAGE 272; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 7

SECTION 24, TOWNSHIP 6 SOUTH, RANGE 4 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL COAL AND OTHER MINERALS IN THE WEST HALF OF SAID SECTION 24, AS RESERVED IN THE PATENT RECORDED IN BOOK 49 OF DEEDS, PAGE 181; AND ALSO

EXCEPT THE SOUTH 50 FEET OF THE SOUTHWEST QUARTER FOR ROADWAY AS GRANTED TO THE STATE OF ARIZONA IN DEED RECORDED IN BOOK 53 OF DEEDS, PAGES 253 AND 254; AND ALSO

EXCEPT THE EAST HALF OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 24, TOWNSHIP 6 SOUTH, RANGE 4 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 8: INTENTIONALLY DELETED.

PARCEL NO. 9: INTENTIONALLY DELETED.

PARCEL NO. 10:

THE EAST HALF OF SECTION 5, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PART LYING NORTHEASTERLY OF THE SOUTHWESTERLY RIGHT OF WAY LINE OF THE SOUTHERN PACIFIC RAILROAD; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

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PARCEL NO. 11

THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 200 FEET THEREOF; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 12

THE WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE WEST QUARTER CORNER OF SAID SECTION 5;

THENCE SOUTH 89 DEGREES 54 MINUTES EAST, RECORD (NORTH 89 DEGREES 50 MINUTES 04 SECONDS EAST, MEASURED), ALONG THE NORTH BOUNDARY OF SAID WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, A DISTANCE OF 1302.9 FEET, RECORD (1295.62 FEET, MEASURED);

THENCE SOUTH 1 DEGREES 30 MINUTES 30 SECONDS WEST, RECORD (SOUTH 01 DEGREES 00 MINUTES 44 SECONDS WEST, MEASURED), ALONG THE EAST BOUNDARY OF SAID WEST HALF OF THE SOUTHWEST QUARTER OF SECTION 5, A DISTANCE OF 287.8 FEET, RECORD (287.81 FEET, MEASURED);

THENCE SOUTH 89 DEGREES 59 MINUTES WEST, A DISTANCE OF 1305.8 FEET, RECORD (SOUTH 89 DEGREES 43 MINUTES 43 SECONDS WEST, A DISTANCE OF 1299.07 FEET, MEASURED);

THENCE NORTH 2 DEGREES 03 MINUTES 30 SECONDS EAST, RECORD (NORTH 01 DEGREES 40 MINUTES 58 SECONDS EAST, MEASURED) ALONG THE WEST BOUNDARY OF SAID SECTION 5, A DISTANCE OF 290.3 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

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PARCEL NO. 13

THE SOUTHEAST QUARTER OF SECTION 6, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 300 FEET THEREOF; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 14

LOTS 6 AND 7 AND THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 6, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE NORTH 300 FEET OF THE SAID EAST HALF OF THE SOUTHWEST QUARTER; AND ALSO

EXCEPT THE NORTH 140 FEET OF SAID LOT 6; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 15:

THE NORTHEAST QUARTER AND LOTS 1 AND 2 AND THE EAST HALF OF THE NORTHWEST QUARTER OF SECTION 7, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT LOTS 45, 57, 369, 375, 398, 402, 445, 614, 627, 707, 743 THROUGH 745, 977, 1150 THROUGH 1154, 1165, 1286 AND 1322 OF DESERT CARMEL SECTION "R", ACCORDING TO THE PLAT OF RECORD IN BOOK 14 OF MAPS, PAGE 33 RECORDS, OF FINAL COUNTY ARIZONA TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID EXCEPTED LOTS AS SET FORTH IN RESOLUTION RECORDED IN DOCKET 1036, PAGE 905 AND RECORDED IN DOCKET 1217, PAGE 148; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

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PARCEL NO. 16:

LOTS 3 AND 4 AND THE EAST HALF OF THE SOUTHWEST QUARTER OF SECTION 7, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 17: DELETED INTENTIONALLY

PARCEL NO. 18:

SECTION 8, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF THE EAST HALF OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 8;

THENCE SOUTH 00 DEGREES 24 MINUTES 58 SECONDS WEST ALONG THE EAST LINE OF SAID SECTION 8, 1327.62 FEET TO THE NORTH SIXTEENTH CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 8;

THENCE NORTH 75 DEGREES 57 MINUTES 47 SECONDS WEST, A DISTANCE OF 136.06 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 6 DEGREES 30 MINUTES 00 SECONDS WEST, A DISTANCE OF 220.00 FEET TO A POINT;

THENCE NORTH 83 DEGREES 30 MINUTES 00 SECONDS WEST, A DISTANCE OF 360.00 FEET TO A POINT;

THENCE NORTH 6 DEGREES 30 MINUTES 00 SECONDS EAST, A DISTANCE OF 220.00 FEET TO A POINT;

THENCE SOUTH 83 DEGREES 30 MINUTES 00 SECONDS EAST, A DISTANCE OF 360.00 FEET TO THE POINT OF BEGINNING; AND ALSO

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EXCEPT THAT PORTION LYING WITHIN THE FOLLOWING DESCRIBED EXCEPTION AREA NO. 1:

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

THE NORTH 692.98 FEET OF THE EAST 692.98 FEET OF SAID NORTHEAST QUARTER;

EXCEPT THE EAST 33 FEET AND EXCEPT THE NORTH 33 FEET THEREOF; AND ALSO

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PROPERTY (BEING A PORTION OF PHASE 2 PROPERTY):

THE SOUTHEAST QUARTER OF SECTION 7, A PORTION OF SECTION 8, AND A PORTION OF SECTION 17, ALL LOCATED WITHIN TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

BEGINNING A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION 17, ALSO BEING THE SOUTHWEST CORNER OF "DESERT CARMEL, SECTION F", A SUBDIVISION RECORDED IN BOOK 15 OF MAPS, PAGE 4, PINAL COUNTY RECORDS;

THENCE ALONG THE COMMON WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 17 AND THE WEST LINE OF SAID "DESERT CARMEL SECTION F", NORTH 00 DEGREES 51 MINUTES 11 SECONDS WEST A DISTANCE OF 2678.75 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS COMMON CORNER OF SAID SECTIONS 7, 8, 17 AND SECTION 18, ALSO BEING THE COMMON NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION F" AND THE SOUTHEAST CORNER OF "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 15, PINAL COUNTY RECORDS;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 7 AND THE SOUTH LINE OF SAID "DESERT CARMEL SECTION T", SOUTH 89 DEGREES 52 MINUTES 37 SECONDS WEST A DISTANCE OF 2651.13 FEET TO AN ALUMINUM CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTH QUARTER CORNER OF SAID SECTION 7, ALSO BEING THE SOUTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59, PINAL COUNTY RECORDS;

THENCE ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER AND THE WEST LINE OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59 AND "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS, NORTH 00 DEGREES 28 MINUTES 42 SECONDS EAST A DISTANCE OF 2653.47 FEET TO A BRASS CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 7, ALSO BEING THE NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS;

THENCE ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER AND THE NORTH LINE OF SAID "DESERT CARMEL SECTION T" AS SHOWN IN BOOK 13 OF MAPS, PAGE 70 AND AS SHOWN IN BOOK 14 OF MAPS, PAGE 15, NORTH 89 DEGREES 58 MINUTES 14 SECONDS EAST A DISTANCE OF 2655.20 FEET TO AN IRON PIPE, FOUND AND ACCEPTED AS THE MONUMENT FOR THE COMMON QUARTER CORNER OF SAID SECTIONS 7 AND 8, ALSO BEING THE NORTHEAST CORNER OF SAID "DESERT CARMEL SECTION T" AS SHOWN IN SAID BOOK 14 OF MAPS, PAGE 15;

THENCE ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 8, ALSO BEING THE WEST LINE OF "DESERT CARMEL SECTION N", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 11, PINAL COUNTY RECORDS, NORTH 00 DEGREES 33 MINUTES 13 SECONDS EAST A DISTANCE OF 2655.86 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE NORTHWEST CORNER OF SAID SECTION 8;

THENCE ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER OF SECTION 8, ALSO BEING THE NORTH LINE OF SAID "DESERT CARMEL SECTION N", NORTH 89 DEGREES 52 MINUTES 48 SECONDS EAST A DISTANCE OF 175.02 FEET;

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THENCE DEPARTING SAID NORTH LINE OF THE NORTHWEST QUARTER, ALONG THE NORTHEASTERLY LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 54 DEGREES 30 MINUTES 05 SECONDS EAST A DISTANCE OF 3130.42 FEET;

THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE, SOUTH 78 DEGREES 33 MINUTES 42.47 SECONDS EAST A DISTANCE OF 2617.87 FEET TO A POINT OF THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 8;

THENCE ALONG THE EAST LINE OF SAID NORTHEAST QUARTER, ALSO BEING THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 26 MINUTES 14 SECONDS WEST A DISTANCE OF 300.00 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE EAST QUARTER CORNER OF SAID SECTION 8;

THENCE ALONG THE EAST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, CONTINUING ALONG THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 29 MINUTES 27 SECONDS WEST A DISTANCE OF 2653.68 FEET TO THE CENTER OF A STEEL MANHOLE COVER, ACCEPTED AS THE COMMON CORNER OF SAID SECTIONS 8 AND 17, SECTIONS 9 AND 16;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, SOUTH 89 DEGREES 52 MINUTES 21 SECONDS WEST A DISTANCE OF 238.58 FEET TO A POINT ON THE CENTERLINE OF KORTSEN ROAD, AS SHOWN ON SAID "DESERT CARMEL SECTION N";

THENCE ALONG SAID CENTERLINE, SOUTH 65 DEGREES 44 MINUTES 32 SECONDS WEST A DISTANCE OF 524.87 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE, SOUTH 46 DEGREES 40 MINUTES 39 SECONDS WEST A DISTANCE OF 171.04 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE, SOUTH 37 DEGREES 11 MINUTES 30 SECONDS WEST A DISTANCE OF 174.04 FEET TO A FOUND REBAR;

THENCE CONTINUING ALONG SAID CENTERLINE, SOUTH 31 DEGREES 18 MINUTES 13 SECONDS WEST A DISTANCE OF 887.38 FEET TO THE INTERSECTION OF THE CENTERLINE OF ESTANQUILLO AVENUE, AS SHOWN ON THE AFOREMENTIONED "DESERT CARMEL SECTION F", BEING MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF ESTANQUILLO AVENUE, NORTH 62 DEGREES 10 MINUTES 29 SECONDS WEST A DISTANCE OF 636.93 FEET TO THE CENTERLINE OF CASTILLO DRIVE;

THENCE ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 23 DEGREES 39 MINUTES 16 SECONDS WEST A DISTANCE OF 145.87 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 27 DEGREES 41 MINUTES 36 SECONDS WEST A DISTANCE OF 152.98 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 33 DEGREES 01 MINUTES 20 SECONDS WEST A DISTANCE OF 120.15 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 38 DEGREES 07 MINUTES 34 SECONDS WEST A DISTANCE OF 208.86 FEET;

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THENCE CONTINUING ALONG SAID CENTERLINE OF CASTILLO DRIVE, SOUTH 44 DEGREES 47 MINUTES 51 SECONDS WEST A DISTANCE OF 146.79 FEET TO THE CENTERLINE OF COCHISE DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 43 DEGREES 03 MINUTES 49 SECONDS EAST A DISTANCE OF 92.16 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 39 DEGREES 31 MINUTES 17 SECONDS EAST A DISTANCE OF 174.63 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 34 DEGREES 53 MINUTES 22 SECONDS EAST A DISTANCE OF 116.33 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 30 DEGREES 49 MINUTES 16 SECONDS EAST A DISTANCE OF 119.33 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 24 DEGREES 33 MINUTES 53 SECONDS EAST A DISTANCE OF 295.97 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 21 DEGREES 49 MINUTES 46 SECONDS EAST A DISTANCE OF 156.67 FEET TO THE CENTERLINE OF FINALY ROAD, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 68 DEGREES 02 MINUTES 10 SECONDS WEST A DISTANCE OF 118.49 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 65 DEGREES 53 MINUTES 58 SECONDS WEST A DISTANCE OF 216.73 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 61 DEGREES 46 MINUTES 21 SECONDS WEST A DISTANCE OF 233.68 FEET;

THENCE CONTINUING ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 59 DEGREES 37 MINUTES 17 SECONDS WEST A DISTANCE OF 100.03 FEET TO THE CENTERLINE OF FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE NORTH 34 DEGREES 48 MINUTES 42 SECONDS WEST A DISTANCE OF 78.40 FEET TO A POINT ON SAID CENTERLINE OF FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE SOUTH 44 DEGREES 45 MINUTES 22 SECONDS WEST A DISTANCE OF 82.57 FEET TO AN ALUMINUM CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 17;

THENCE ALONG THE SOUTH LINE OF THE AFOREMENTIONED NORTHWEST QUARTER OF SECTION 17, ALSO BEING THE SOUTH LINE OF THE AFOREMENTIONED "DESERT CARMEL SECTION F", SOUTH 89 DEGREES 35 MINUTES 24 SECONDS WEST A DISTANCE OF 2658.17 FEET TO THE POINT OF BEGINNING;

EXCEPT SUCH PORTIONS OF THE MINERALS AS RESERVED IN DOCKET 843, PAGE 214; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

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PARCEL 19: DELETED INTENTIONALLY

PARCEL 20: DELETED INTENTIONALLY

PARCEL NO. 21:

THE SOUTHWEST QUARTER OF SECTION 17, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED EXCEPTION AREA 2:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 17, TOWNSHIP 6 SOUTH, RANGE 5 EAST, OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTHWEST CORNER OF SAID SECTION 17, FROM WHICH A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION, BEARS NORTH 00 DEGREES 50 MINUTES 55 SECONDS WEST A DISTANCE OF 2,678.65 FEET;

THENCE ALONG THE WEST LINE OF SAID SOUTHWEST QUARTER, NORTH 00 DEGREES 50 MINUTES 55 SECONDS WEST, A DISTANCE OF 754.54 FEET;

THENCE DEPARTING SAID WEST LINE, NORTH 89 DEGREES 18 MINUTES 55 SECONDS EAST, A DISTANCE OF 50.00 FEET TO A POINT ON THE EASTERLY RIGHT-OF-WAY LINE OF MONTGOMERY ROAD, BEING THE POINT OF BEGINNING,

THENCE CONTINUING NORTH 89 DEGREES 18 MINUTES 55 SECONDS EAST, A DISTANCE OF 721.54 FEET;

THENCE PARALLEL WITH AND 771.54 FEET EAST OF SAID WEST LINE OF THE SOUTHWEST QUARTER, SOUTH 00 DEGREES 50 MINUTES 55 SECONDS EAST, A DISTANCE OF 721.54 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF CLAYTON ROAD;

THENCE ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, PARALLEL WITH AND 33.00 FEET NORTH OF THE SOUTH LINE OF SAID SOUTHWEST QUARTER, SOUTH 89 DEGREES 18 MINUTES 55 SECONDS WEST, A DISTANCE OF 336.86 FEET TO A POINT ON THE NORTHEASTERLY LINE OF THE CERTAIN POWER LINE EASEMENT AS DESCRIBED IN BOOK 2 OF JUDGMENTS, PAGE 215, RECORDS OF PINAL COUNTY, ARIZONA;

THENCE ALONG SAID NORTHEASTERLY LINE, NORTH 41 DEGREES 48 MINUTES 39 SECONDS WEST, A DISTANCE OF 586.80 FEET TO A POINT ON SAID EASTERLY RIGHT-OF-WAY LINE OF MONTGOMERY ROAD;

THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE, PARALLEL WITH AND 50.00 FEET EAST OF THE WEST LINE OF SAID SOUTHWEST QUARTER, NORTH 00 DEGREES 50 MINUTES 55 SECONDS WEST, A DISTANCE OF 279.52 FEET TO THE POINT OF BEGINNING; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

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PARCEL NO. 22: DELETED INTENTIONALLY

PARCEL NO. 23:

SECTION 18, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 24:

SECTION 19, TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, PINAL COUNTY, ARIZONA;

EXCEPT THE EAST HALF OF LOT 4; AND ALSO

EXCEPT THE EAST HALF OF THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER; AND ALSO

EXCEPT THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER; AND ALSO

EXCEPT ALL MINERALS AND MINING RIGHTS AS RESERVED IN WARRANTY DEED RECORDED IN DOCKET 926, PAGE 805; AND

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EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 1, 2007 AS 2007-121818 OF OFFICIAL RECORDS.

PARCEL NO. 25: INTENTIONALLY DELETED

PARCEL NO. 26:

THE SOUTHEAST QUARTER OF SECTION 7, A PORTION OF SECTION 8, AND A PORTION OF SECTION 17, ALL LOCATED WITHIN TOWNSHIP 6 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER MERIDIAN, PINAL COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

BEGINNING A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE WEST QUARTER CORNER OF SAID SECTION 17, ALSO BEING THE MOST WESTERLY SOUTHWEST CORNER OF "DESERT CARMEL, SECTION F", A SUBDIVISION RECORDED IN BOOK 15 OF MAPS, PAGE 4, PINAL COUNTY RECORDS;

THENCE ALONG THE COMMON WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 17 AND THE WEST LINE OF SAID "DESERT CARMEL SECTION F", NORTH 00 DEGREES 51 MINUTES 11 SECONDS WEST A DISTANCE OF 2678.75 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS COMMON CORNER OF SAID SECTIONS 7, 8, 17 AND SECTION 18, ALSO BEING THE COMMON NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION F" AND THE SOUTHEAST CORNER OF "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 15, PINAL COUNTY RECORDS;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 7 AND THE SOUTH LINE OF SAID "DESERT CARMEL SECTION T", BOOK 14 OF MAPS, PAGE 15 AND BOOK 13 OF MAPS, PAGE 59, PINAL COUNTY RECORDS, SOUTH 89 DEGREES 52 MINUTES 37 SECONDS WEST A DISTANCE OF 2651.13 FEET TO AN ALUMINUM CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE SOUTH QUARTER CORNER OF SAID SECTION 7, ALSO BEING THE SOUTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59, PINAL COUNTY RECORDS;

THENCE ALONG THE WEST LINE OF SAID SOUTHEAST QUARTER AND THE WEST LINE OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 59 AND "DESERT CARMEL SECTION T", A SUBDIVISION RECORDED IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS, NORTH 00 DEGREES 28 MINUTES 42 SECONDS EAST A DISTANCE OF 2653.47 FEET TO A BRASS CAP, FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 7, ALSO BEING THE NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 70, PINAL COUNTY RECORDS;

THENCE ALONG THE NORTH LINE OF SAID SOUTHEAST QUARTER AND THE NORTH LINE OF SAID "DESERT CARMEL SECTION T", AS SHOWN IN BOOK 13 OF MAPS, PAGE 70 AND AS SHOWN IN BOOK 14 OF MAPS, PAGE 15, NORTH 89 DEGREES 58 MINUTES 14 SECONDS EAST A DISTANCE OF 2655.20 FEET TO AN IRON PIPE, FOUND AND ACCEPTED AS THE MONUMENT FOR THE COMMON QUARTER CORNER OF SAID SECTIONS 7 AND 8, ALSO BEING THE NORTHEAST CORNER OF SAID "DESERT CARMEL SECTION T" AS SHOWN IN SAID BOOK 14 OF MAPS, PAGE 15;

THENCE ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 8, ALSO BEING THE WEST LINE OF "DESERT CARMEL SECTION N", A SUBDIVISION RECORDED IN BOOK 14 OF MAPS, PAGE 11, PINAL COUNTY RECORDS, NORTH 00 DEGREES 33 MINUTES 13 SECONDS EAST A DISTANCE OF 2655.86 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE NORTHWEST CORNER OF SAID SECTION 8 AND ALSO THE NORTHWEST CORNER OF SAID "DESERT CARMEL SECTION N";

THENCE ALONG THE NORTH LINE OF SAID NORTHWEST QUARTER OF SECTION 8, ALSO BEING THE NORTH LINE OF SAID "DESERT CARMEL SECTION N", NORTH 89 DEGREES 52 MINUTES 48 SECONDS EAST A DISTANCE OF 175.02 FEET;

THENCE DEPARTING SAID NORTH LINE OF THE NORTHWEST QUARTER, ALONG THE NORTHEASTERLY LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 54 DEGREES 30 MINUTES 05 SECONDS EAST A DISTANCE OF 3130.42 FEET;

THENCE CONTINUING ALONG SAID NORTHEASTERLY LINE, SOUTH 78 DEGREES 33 MINUTES 42 SECONDS EAST A DISTANCE OF 2617.87 FEET TO A POINT OF THE EAST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 8, ALSO BEING THE NORTHEAST CORNER OF SAID "DESERT CARMEL SECTION N";

THENCE ALONG THE EAST LINE OF SAID NORTHEAST QUARTER, ALSO BEING THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 26 MINUTES 14 SECONDS WEST A DISTANCE OF 300.00 FEET TO A BRASS CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE EAST QUARTER CORNER OF SAID SECTION 8;

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THENCE ALONG THE EAST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, CONTINUING ALONG THE EAST LINE OF SAID "DESERT CARMEL SECTION N", SOUTH 00 DEGREES 29 MINUTES 27 SECONDS WEST A DISTANCE OF 2653.68 FEET TO THE CENTER OF A STEEL MANHOLE COVER, ACCEPTED AS THE COMMON CORNER OF SAID SECTIONS 8 AND 17, SECTIONS 9 AND 16, TOWNSHIP 6 SOUTH, RANGE 5 EAST;

THENCE ALONG THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 8, SOUTH 89 DEGREES 52 MINUTES 21 SECONDS WEST A DISTANCE OF 238.58 FEET TO A POINT ON THE CENTERLINE OF KORTSEN ROAD, AS SHOWN ON SAID "DESERT CARMEL SECTION N";

THENCE SOUTH 65 DEGREES 44 MINUTES 32 SECONDS WEST A DISTANCE OF 524.87 FEET TO A POINT ON SAID CENTERLINE OF KORTSEN ROAD;

THENCE SOUTH 46 DEGREES 40 MINUTES 39 SECONDS WEST A DISTANCE OF 171.04 FEET TO A POINT ON SAID CENTERLINE OF KORTSEN ROAD;

THENCE SOUTH 37 DEGREES 11 MINUTES 30 SECONDS WEST A DISTANCE OF 174.04 FEET TO A FOUND REBAR TO A POINT ON SAID CENTERLINE OF KORTSEN ROAD;

THENCE ALONG SAID CENTERLINE OF KORTSEN ROAD, SOUTH 31 DEGREES 18 MINUTES 13 SECONDS WEST A DISTANCE OF 887.38 FEET TO THE INTERSECTION OF THE CENTERLINE OF ESTANQUILLO AVENUE, AS SHOWN ON THE AFOREMENTIONED "DESERT CARMEL SECTION F", BEING MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF ESTANQUILLO AVENUE, NORTH 62 DEGREES 10 MINUTES 29 SECONDS WEST A DISTANCE OF 636.93 FEET TO THE CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 23 DEGREES 39 MINUTES 16 SECONDS WEST A DISTANCE OF 145.87 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 27 DEGREES 41 MINUTES 36 SECONDS WEST A DISTANCE OF 152.98 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 33 DEGREES 01 MINUTE 20 SECONDS WEST A DISTANCE OF 120.15 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 38 DEGREES 07 MINUTES 34 SECONDS WEST A DISTANCE OF 208.86 FEET TO A POINT ON SAID CENTERLINE OF CASTILLO DRIVE;

THENCE SOUTH 44 DEGREES 47 MINUTES 51 SECONDS WEST A DISTANCE OF 146.79 FEET TO A POINT AT THE CENTER OF THE INTERSECTION OF CASTILLO DRIVE AND COCHISE DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE SOUTH 43 DEGREES 03 MINUTES 49 SECONDS EAST A DISTANCE OF 92.16 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 39 DEGREES 31 MINUTES 17 SECONDS EAST A DISTANCE OF 174.63 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 34 DEGREES 53 MINUTES 22 SECONDS EAST A DISTANCE OF 116.33 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

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THENCE SOUTH 30 DEGREES 49 MINUTES 16 SECONDS EAST A DISTANCE OF 119.33 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE SOUTH 24 DEGREES 33 MINUTES 53 SECONDS EAST A DISTANCE OF 295.97 FEET TO A POINT ON SAID CENTERLINE OF COCHISE DRIVE;

THENCE ALONG SAID CENTERLINE OF COCHISE DRIVE, SOUTH 21 DEGREES 49 MINUTES 46 SECONDS EAST A DISTANCE OF 156.67 FEET TO THE CENTERLINE OF FINALY ROAD, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE ALONG SAID CENTERLINE OF FINALY ROAD, SOUTH 68 DEGREES 02 MINUTES 10 SECONDS WEST A DISTANCE OF 118.49 FEET;

THENCE SOUTH 65 DEGREES 53 MINUTES 58 SECONDS WEST A DISTANCE OF 216.73 FEET TO A POINT ON SAID CENTERLINE OF FINALY ROAD;

THENCE SOUTH 61 DEGREES 46 MINUTES 21 SECONDS WEST A DISTANCE OF 233.68 FEET TO A POINT ON SAID CENTERLINE OF FINALY ROAD;

THENCE SOUTH 59 DEGREES 37 MINUTES 17 SECONDS WEST A DISTANCE OF 100.03 FEET TO A POINT AT THE CENTER OF THE INTERSECTION OF FINALY ROAD AND FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE NORTH 34 DEGREES 48 MINUTES 42 SECONDS WEST A DISTANCE OF 78.40 FEET TO A POINT ON SAID CENTERLINE OF FIESTA DRIVE, MONUMENTED WITH A FOUND 3/4" IRON PIPE;

THENCE SOUTH 44 DEGREES 45 MINUTES 22 SECONDS WEST A DISTANCE OF 82.57 FEET TO AN ALUMINUM CAP (FLUSH), FOUND AND ACCEPTED AS THE MONUMENT FOR THE CENTER OF SAID SECTION 17;

THENCE ALONG THE SOUTH LINE OF THE AFOREMENTIONED NORTHWEST QUARTER OF SECTION 17, ALSO BEING THE SOUTH LINE OF THE AFOREMENTIONED "DESERT CARMEL SECTION F", SOUTH 89 DEGREES 35 MINUTES 24 SECONDS WEST A DISTANCE OF 2658.17 FEET TO THE POINT OF BEGINNING;

EXCEPT CANDLESTICK DRIVE AS DEDICATED ON PLAT OF DESERT CARMEL SECTION "N", ACCORDING TO BOOK 14 OF MAPS, PAGE 11, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT CANDLESTICK DRIVE AS DEDICATED ON PLAT OF DESERT CARMEL SECTION "F", ACCORDING TO BOOK 15 OF MAPS, PAGE 4, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 2, 3, 4, 27, 28, 40, 62, 65, 83, 84, 97, 104, 129, 151, 152, 154, 156, 157, 170, AND 171, DESERT CARMEL SECTION "T", PER PLAT RECORDED IN BOOK 13 OF MAPS AND PLATS AT PAGE 59, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 250, 292, 329, AND 332, DESERT CARMEL SECTION "T", PER PLAT RECORDED IN BOOK 13 OF MAPS AND PLATS AT PAGE 70, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

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EXCEPT LOTS 401, 416, 428, 437, 438, 642, 648, AND 659, DESERT CARMEL SECTION "T", PER PLAT RECORDED IN BOOK 14 OF MAPS AND PLATS AT PAGE 15, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 194, 240, 395 AND 427, DESERT CARMEL SECTION "N", PER PLAT RECORDED IN BOOK 14 OF MAPS AND PLATS AT PAGE 11, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT LOTS 79, 427, 502, 506, 592 AND 596, DESERT CARMEL SECTION "F", ACCORDING TO BOOK 15 OF MAPS, PAGE 4, TOGETHER WITH THAT PORTION OF THE VACATED STREETS, ALLEYS AND DRAINAGE WAYS ABUTTING SAID LOTS AS SET FORTH IN RESOLUTION NO. 100383 RECORDED IN DOCKET 1188, PAGE 551 AND RESOLUTION NO. 40284 RECORDED IN DOCKET 1217, PAGE 148, RECORDS OF PINAL COUNTY, ARIZONA; AND ALSO

EXCEPT THOSE PORTIONS LYING WITHIN DEED RECORDED IN 2019-51043 OF OFFICIAL RECORDS; AND

EXCEPT THOSE PORTIONS LYING WITHIN DEED RECORDED IN 2020--108607 OF OFFICIAL RECORDS; AND

EXCEPT THOSE PORTIONS LYING WITHIN DEED RECORDED IN 2020-108612 OF OFFICIAL RECORDS; AND

EXCEPT ALL OIL, GAS, PETROLEUM, NATURAL GAS, COAL, LIGNITE AND OTHER HYDROCARBONS BY WHATEVER NAME, URANIUM, METALS, (INCLUDING, WITHOUT LIMITATION, COPPER), AND ALL MINERALS, GASES AND GEOTHERMAL ENERGY AND GEOTHERMAL SUBSTANCES AND RIGHTS WHATSOEVER ALREADY FOUND OR WHICH MAY HEREAFTER BE FOUND, UNDER SAID LAND TOGETHER WITH ALL ORES THEREOF AND OTHER PRODUCTS OR MATERIALS PRODUCED IN ASSOCIATION THEREWITH AS CONVEYED IN SPECIAL WARRANTY DEED AND RESERVATION OF SURFACE RIGHTS (MINERALS) RECORDED NOVEMBER 30, 2007 AS 2007-131163, 2007-131164, 2007-131165, 2007-131166 EACH OF OFFICIAL RECORDS.

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___________

EXHIBIT D

___________

FORM OF SPECIAL WARRANTY DEED

[attached]

63

WHEN RECORDED, RETURN TO:

Dorsey Whitney LLP

Attn: Richard Hall

111 S. Main Street, Suite 2100

Salt Lake City, Utah 84111

SPECIAL WARRANTY DEED

For the consideration of Ten Dollars and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WOLFF-HARVARD VENTURES, LLC, a Delaware limited liability company (“Grantor”), hereby grants and conveys to MESA COBRE HOLDING CORPORATION, a Delaware corporation, with an address of 501 N. Florence St., Suite 102 Casa Grande, Arizona 85122 (“Grantee”), all of Grantor’s right, title and interest in and to the following real property situated in Pinal County, Arizona, together with all and singular the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances thereof (including water rights) or in anywise appertaining thereto, and together with all buildings and improvements located thereon and any right, title, and interest of Grantor in and to adjacent streets, alleys, strips, gores, and rights of way:

SEE EXHIBIT “A” ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE

SUBJECT TO existing taxes, assessments, liens, encumbrances, covenants, conditions, restrictions, rights of way and easements of record.

And Grantor hereby binds itself and its successors to warrant and defend the title, as against all acts by, through and under Grantor herein and no other, subject to the matters above set forth.

[Signature appears on next page]

64

 DATED this _____ day of __________________________________, 2023.

GRANTOR:

Wolff-Harvard Ventures, LLC,
a Delaware limited liability company

By:	LEGENDS GP LLC,
an Arizona limited liability company
Its:	Manager

	By:	HARVARD INVESTMENTS, INC.,
a Nevada corporation
	Its:	Manager

By:
Its:

By:
Its:

STATE OF ARIZONA	)
) ss.
County of Maricopa	)

 The foregoing instruments was acknowledged before me this _______ day of ______________, 2023, by ______________________________, the ___________________ of Wolff-Harvard Ventures, LLC, a Delaware limited liability company.

Notary Public

My Commission Expires:

_____________________________

65

___________

EXHIBIT E

___________

STUDIES AND REPORTS

404

AGREEMENTS

ALTA

DUE DILIGENCE REPORTS

LEASE AGREEMENTS

66

PAD

67

___________

EXHIBIT F

___________

FORM OF NONFOREIGN STATUS CERTIFICATE

[attached]

68

CERTIFICATION WITH RESPECT TO NONFOREIGN STATUS

1. Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), provides that a purchaser of United States real property must withhold tax if the seller is a foreign person. For these purposes, the owner of an entity disregarded for tax purposes, which has legal title to any such real property under applicable law, is recognized as the seller (rather than the disregarded entity). To inform the purchaser that withholding of tax is not required upon the disposition of that certain real property (the “Subject Property”) by WOLFF-HARVARD VENTURES, LLC, a Delaware limited liability company, whose address is 17700 N Pacesetter Way, Suite 100, Scottsdale, Arizona 85255 (the “Seller”), as described in that certain Purchase and Sale Agreement, dated as of April ____, 2023, the undersigned hereby certifies the following:

 (a) The Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the regulations promulgated thereunder);

 (b) The Seller is not a disregarded entity as defined in Reg. 1.1445-2(b)(2)(iii) under Code Section 1445;

 (c) The social security/employer tax identification numbers for Seller are as follows:

Name	Tax ID Number

WOLFF-HARVARD VENTURES, LLC	__________________________

(d) The address for Seller is 17700 N Pacesetter Way, Suite 100, Scottsdale, Arizona 85255.

(e) The Seller understands that this Certification may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, the undersigned declares that he has examined this Certification and, to the best of his knowledge and belief, it is true, correct and complete, and the undersigned further declare that he has the right, legal capacity and means to sign this document.

WOLFF-HARVARD VENTURES, LLC,
a Delaware limited liability company

By:	LEGENDS GP LLC,
an Arizona limited liability company
Its:	Manager

	By:	HARVARD INVESTMENTS, INC.,
a Nevada corporation
	Its:	Manager

By:
Its:

By:
Its:

Dated this ____ day of April, 2023

69